UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers

(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

Adam W. Smith

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

(Name and address of agent for service)

(414)-765-6115

Registrant’s telephone number, including area code

Date of fiscal year end: February 28, 2018

Date of reporting period: February 28, 2018

Item 1. Reports to Stockholders.

Annual Report

February 28, 2018

Snow Capital Small Cap Value Fund

Class A Shares (SNWAX)

Class C Shares (SNWCX)

Institutional Class Shares (SNWIX)

Snow Capital Opportunity Fund

Class A Shares (SNOAX)

Class C Shares (SNOCX)

Institutional Class Shares (SNOIX)

Snow Capital Focused Value Fund

Class A Shares (SFOAX)

Institutional Class Shares (SFOIX)

Snow Capital Dividend Plus Fund

Class A Shares (SDPAX)

Institutional Class Shares (SDPIX)

Investment Adviser

Snow Capital Management L.P.

2000 Georgetowne Drive, Suite 200

Sewickley, Pennsylvania 15143

Phone: 1-877-SNOWFND (877-766-9363)

Dear Shareholder:

The S&P 500 Index delivered a 17.1% return for the 12-month period ended February 28, 2018 as the broad market continues a relentless surge that started nine years ago.

Solid corporate earnings, positive economic data and rising interest rates supported equity prices during the period. This rally was magnified by the enactment of major Federal tax reform and further monetary tightening at the Federal Reserve.

The valuation gap between value stocks and growth stocks continues to expand. Over the past ten years, the value style of investing severely lagged its growth counterpart across the market capitalization spectrum. During the past 12 months, the performance spread between the two styles expanded to double-digits in favor of growth. While investment style trends oscillate over time, there have been extended stretches where the market rewards either growth or value, only to be followed by a reversal and subsequent outperformance by the opposite style. We believe there are several factors that may soon swing the pendulum from growth to value, including tighter monetary policy, lower corporate taxes, and the tendency for wide valuation spreads to normalize over time.

Many measures of U.S. equity valuations are close to record highs, reflecting investors’ belief that corporate tax cuts and Federal spending increases will provide a boost to after-tax earnings. Even with current market valuation levels, we continue to find many attractive investment opportunities including stocks in the Financials, Consumer Discretionary, Energy, Materials and Technology sectors.

The Financials sector should benefit from the stimulative effect of corporate tax cuts, business-friendly reforms to regulatory policies and a steepening yield curve. Within the sector, we continue to favor firms with above-average interest rate sensitivity and the opportunity to grow market share and net margins throughout the economic cycle.

Cyclical and structural changes have led to volatility in the Consumer Discretionary sector. We have selectively invested in companies with strong balance sheets and cash flow, stable brand loyalty and differentiated product offerings. As sales benefit from consumer spending, we believe investors’ focus will turn to profit margins in a rising wage environment.

Our elevated exposure to the Materials sector is comprised of a diversified basket of securities. While there is no overriding theme driving these investments, we believe that improved Gross Domestic Product growth and incremental infrastructure spending will likely drive these stocks to outperform.

Our funds have a large allocation to the Energy sector as we continue to believe this is an attractive area of the market. Despite rising oil prices over the 12-month period, energy stocks lost value during the year. The demand outlook for energy is positive, particularly from the developing world. Global oil demand is growing between 1-2% per year, reserves are depleting and capital investments are at historic lows. In natural gas, demand remains strong as coal fired power plants continue to be retired and liquid natural gas (LNG) exports continue to grow. On the supply side, the lack of investment in new reserves may lead to supply/demand imbalances over the next few years.

Our allocation in the Technology sector is focused on stocks that have favorable valuations, stable balance sheets and cash flows as well as defensible barriers to entry.

We continue to have lower levels of exposure to the higher yielding sectors, including Utilities, Telecommunications and Real Estate. Valuations appear high and we believe rising interest rates will curtail their upside potential.

Looking ahead, a combination of healthy economic growth, fiscal stimulus and strong employment should continue to propel equity prices higher. We also expect equity correlations to decrease and stock price dispersion as well as volatility to rise, all of which should bode well for our investment approach.

In Closing

At Snow Capital Management L.P., we are active, value focused, bottom-up fundamental stock pickers; we do not attempt to time the market, staying relatively fully invested at all times. While equity valuations generally are now at the higher end of their historical averages, we continue to have a positive outlook for capital asset prices. Given the valuation disparities in the broad market, we see the potential for significant outperformance in the months ahead. We believe our investments have near to intermediate-term catalysts with attractive valuations, solid balance sheets and strong cash flows. Collectively, as of February 28, 2018, our stocks sell at a 20% to 40% discount to their benchmarks on earnings, book value, and cash flow, while also offering the potential for superior growth in forecasted earnings. Over our investment horizon, we continue to believe our funds are well positioned to benefit from long-term growth opportunities.

Snow Capital offers mutual funds that provide an investor the opportunity to leverage the Firm’s value investing process, our resources as an institutional investor, and our professional investment discipline. All of the funds employ the same investment process. Your financial professional can help you determine which fund may be best suited to you.

Thank you for your continued confidence in the Snow Capital Family of Funds.

Snow Capital Opportunity Fund

How did the Fund perform?

For the year ended February 28, 2018, the Institutional Class shares returned 6.37% compared to a return of 17.10% for the S&P 500 Total Return Index and 7.39% for the Russell 3000 Value Total Return Index. For the six-month period ended February 28, 2018, the Institutional Class shares recorded a return of 6.93% compared to a return of 10.84% for the S&P 500 Total Return Index and 7.10% for the Russell 3000 Value Total Return Index.

How is the Fund managed?

We employ a contrarian value process rooted in the fundamental analysis of individual companies to build a portfolio of investments. The Snow Capital Opportunity Fund typically maintains a long portfolio of 30 to 60 U.S.-listed securities. We weight position sizes based on our assessment of upside potential and near-term catalysts. The Fund attempts to enhance equity returns relative to a long-only equity strategy and to lower the overall volatility of the Fund’s investment portfolio through the purchase and/or sale of short positions, options, exchange-traded funds, or other securities.

Top Positive Contributors to the Fund’s Return

For the full year, the Financials, Consumer Discretionary, Materials, Consumer Staples, Health Care, Energy, Information Technology, and Utilities sectors added to overall performance.

United States Steel Corp. (X) outperformed due to higher steel prices based on protectionist measures from both the former and current administrations and fewer imports from China as the country shuttered excess capacity. A strong economy, an infrastructure bill, and the recovery of the Tubular business could cause more multiple expansion. PulteGroup Inc. (PHM) shares were strong due to a robust demand environment, driven by household formation particularly in the Millennial demographic, low unemployment, and rising wages. The company further lifted earnings by buying back more than $600M worth of shares. Skechers USA Inc. (SKX) shares outperformed due to the recovery of its U.S. wholesale and retail business, alongside multiple quarters of double-digit international sales growth. Investors anticipate improved profitability in the new year as investment spending winds down and Selling, General & Administrative expenses (“SG&A”) normalize. Bank of America Corp. (BAC) continued to benefit from rising interest rates, as well as steady results in credit card spending, investment banking, and fixed income trading. Credit quality remains favorable. Continued progress on expense reduction and increased profitability in the Wealth Management business stand to be key drivers moving forward. Similarly, JPMorgan Chase & Co. (JPM) shares rose on the back of strong quarterly results and rising interest rates. We believe JPM could benefit from any change in regulation under the new administration. Both Bank of America and JPMorgan’s shareholders should benefit from increasing shareholder returns in the form of opportunistic share repurchases and dividend increases going forward.

Top Detractors from the Fund’s Return

For the full year, the Real Estate, Industrials, and Telecomm Service sectors detracted from overall performance.

Dick’s Sporting Goods Inc. (DKS) declined as a result of challenges facing the brick-and-mortar retail industry as a whole. Additionally, the company reported a couple quarters of weaker than expected comps, and was negatively impacted as Nike Inc. (NKE) and Under Armour Inc. (UA) cleared inventory. NCR Corporation (NCR) shares underperformed as the company revised its 2017 guidance, due to softer-than-expected ATM sales. Chicago Bridge & Iron Co. (CBI) was weak due to higher than expected costs on two union construction projects, which led to the company reducing its 2017 earnings per share guidance. Additionally, the company suspended its dividend and its end markets remained depressed. Range Resources Corp. (RRC) declined due to weak second quarter 2017 results driven by lower commodity prices and negatively revised growth guidance. Natural gas realizations remain challenged and investor sentiment around gas is negative. Southwestern Energy Co. (SWN) underperformance was also driven largely by the bearishness around gas.

Were there significant changes to the portfolio?

Compared to the Russell 3000 Value Total Return Index, the Fund holds an above-average weight in the Consumer Discretionary, Consumer Staples, Energy, Health Care, Information Technology, and Materials Sectors and a below-average weight in the Financials, Industrials, Real Estate, Telecommunication Services, and Utilities sectors.

We reduced our exposure to Energy, Health Care, Industrials, and Information Technology, and increased our investments in Consumer Discretionary, Consumer Staples, Financials, Materials, Real Estate, Telecommunication Services, and Utilities during the fiscal year.

As of February 28, 2018, the portfolio held 46 core long equity positions and was approximately 81% net long. The purchase and/or sale of short positions,

options, exchange-traded funds, or other securities aim to serve as a hedge to our long equity portfolio.

Comments on the Fund’s Five Largest Holdings

JPMorgan Chase & Co. (JPM)

Under the leadership of CEO Jamie Dimon, JPM has become the premier money center bank. The company remains focused on capital generation, cost reduction, regulatory compliance and shareholder returns. Credit trends remain benign, loan growth is solid, and the balance sheet is overcapitalized. The company continues to take share from the competition and strives for mid-teens return on equity.

Biogen, Inc. (BIIB)

BIIB is one of the world’s largest biotech companies with a strong balance sheet and an enviable research and development pipeline. Focusing on neurology, oncology, and immunology, the company is producing and researching ways to combat diseases such as Multiple Sclerosis, Alzheimer’s, Non-Hodgkin’s Lymphoma, Crohn’s Disease, and Rheumatoid Arthritis, among others.

Bank of America Corp. (BAC)

One of the largest financial institutions in the United States, we believe that BAC may benefit from increased demand for the bank’s services and improved competitive positioning. Capital levels are strong and management has been improved under the direction of CEO Brian Moynihan.

British Petroleum, PLC (BP)

BP is one of the world’s leading integrated energy companies with operations in over one hundred countries worldwide. The company’s operations are focused on a wide range of activities, including Exploration and Production of Oil & Gas, Refining and Marketing, Chemicals, Gas & Power and Renewable Energy.

MetLife, Inc. (MET)

With its long-tailed liabilities, MET should benefit in a rising interest rate environment. The company has also diversified its business to less market sensitive, shorter duration products such as workplace benefits and International insurance. Recently the company spun off most of its retail life and variable annuity business to satisfy increasing regulatory and compliance requirements. This should result in lower capital requirements for the remaining company, allowing MET to deploy excess capital to shareholders or make acquisitions.

Snow Capital Small Cap Value Fund

How did the Fund perform?

For the full year ended February 28, 2018, the Institutional Class shares returned 6.01% compared to a return of 2.96% for the Russell 2000 Value Total Return Index. For the six-month period ended February 28, 2018, the Institutional Class shares recorded a return of 13.59% compared to a return of 5.09% for the Russell 2000 Value Total Return Index.

How is the Fund managed?

We employ a contrarian value process rooted in fundamental investing to build a portfolio of investments. The Snow Capital Small Cap Value Fund typically maintains a portfolio of 40 to 60 U.S.-listed equities. We weight position sizes based on our assessment of upside potential and near-term catalysts. The Fund draws at least 80% of its investments from companies with market capitalizations within the range of the Russell 2000 Value Total Return Index.

Top Positive Contributors to the Fund’s Return

For the full year, the Financials, Materials, Consumer Discretionary, Industrials, Health Care, Consumer Staples, and Information Technology sectors added to overall performance.

United States Steel Corp. (X) outperformed due to higher steel prices based on protectionist measures from both the former and current administrations and fewer imports from China as the country shuttered excess capacity. A strong economy, an infrastructure bill, and the recovery of the Tubular business could cause more multiple expansion. Green Dot Corp. (GDOT) strength was driven by multiple quarters of earnings beats driven by strong organic revenue growth and a return to growth in organic active cards. Skechers USA Inc. (SKX) shares outperformed due to the recovery of its U.S. wholesale and retail business, alongside multiple quarters of double-digit international sales growth. Investors anticipate improved profitability in the new year as investment spending winds down and SG&A normalizes. PBF Energy Inc. (PBF) shares were boosted by improved operations and favorable supply/demand dynamics resulting from Hurricane Harvey, which helped restore gasoline and distillate inventories to within the 5-year averages. Integrated Device Technology Inc. (IDTI) reported in-line results, but offered positive qualitative commentary about multiple product cycles that will accelerate throughout 2018, including an upgrade of chips for servers in data centers and greater uptake of IDT’s wireless charging products for the smartphone market.

Top Detractors from the Fund’s Return

For the full year, the Energy sector detracted from overall performance.

Southwestern Energy Co. (SWN), Gulfport Energy Corp. (GPOR), and Whiting Petroleum Corp. (WLL) underperformance was driven by the bearishness around gas and an unfavorable pricing environment. Verifone Systems Inc. (PAY) shares underperformed following a weak Second Quarter earnings call in which the company provided lower than expected guidance. This news may have been misinterpreted by investors, as the weak guidance was mostly attributed to divestitures. OFG Bancorp (OFG) weakness was attributable to an uncertain macroeconomic environment in Puerto Rico, exacerbated by Hurricane Maria. Reports suggest the island economy is in better shape than previously thought.

Were there significant changes to the portfolio?

As of February 28, 2018, the Fund held an overweight in the Information Technology, Energy, Industrials, Financials, and Consumer Discretionary sectors compared to the Russell Value 2000 Total Return Index. The Fund held below-average positions in the Health Care, Materials, and Consumer Staples sectors while having no holdings in the Utilities, Real Estate, and Telecomm Service sectors.

We reduced our exposure to Health Care, Materials, Energy, and Information Technology and increased our investments in Financials, Industrials, Consumer Staples, and Consumer Discretionary positions during the year.

Comments on the Fund’s Five Largest Holdings

F.N.B. Corporation (FNB)

FNB is a $31 billion in assets bank providing a full range of financial services to consumers and small/medium businesses. Organic loan growth has been solid, and FNB is an active acquirer. FNB targets a high payout ratio and carries a dividend yield over 3% as of February 28, 2018. FNB should be a beneficiary of higher interest rates, and is expected to also benefit from the recently passed tax reform.

American Equity Investment Life Holding Co. (AEL)

AEL is the #2 player in the fixed index annuity space. The company also sells fixed rate annuities. AEL benefits from the demographic trend of retiring baby boomers who seek protection from stock market volatility. The company should benefit from the rapid mix shift away from variable annuities (which they do not sell) and towards fixed products, which provide lower risk, minimum guarantees, and bonus premiums while deposits build tax-free.

OFG Bancorp (OFG)

OFG is the third largest bank on the island of Puerto Rico. After emerging from the financial crisis relatively unscathed, OFG transformed its business by acquiring assets from institutions in more precarious positions for favorable terms. Today, the overcapitalized bank has eliminated most of its exposure to the Puerto Rican government. OFG is focused on differentiating itself on the island while continuing to lower costs. We believe the bank will be in a position to return capital in the next several quarters.

BankUnited, Inc. (BKU)

BKU is a bank holding company. The company provides a range of financial products and services, such as personal, commercial, and business banking. Over the years, BKU has built out a national or non-geographically focused platform and scaled up its banking operation through several acquisitions.

The Cheesecake Factory (CAKE)

CAKE operates 214 Company-owned restaurants: 199 The Cheesecake Factory, 13 Grand Lux Cafes and 2 RockSugar Southeast Asian Kitchens. Internationally, 20 The Cheesecake Factory branded restaurants operate in the Middle East, China and Mexico under licensing agreements. The company operates two bakery production facilities that produce desserts for restaurants, international licensees and third-party bakery customers. In contrast to many restaurant chains, substantially all menu items, except those desserts produced at bakery facilities, are prepared from scratch at CAKE restaurants.

Snow Capital Dividend Plus Fund

How did the Fund perform?

For the full year ended February 28, 2018, the Institutional Class Shares returned 4.23% compared to a return of 7.75% for the Russell 1000 Value Total Return Index. For the six-month period ended February 28, 2018, the Institutional Class Shares recorded a return of 5.16% compared to a return of 7.26% for the Russell 1000 Value Total Return Index.

How is the Fund managed?

Snow Capital invests using a contrarian relative value process that is rooted in fundamental analysis and behavioral finance. The Dividend Plus Fund builds on our bottom-up value process with an emphasis on both income and capital appreciation. The portfolio consists of 40-70 investments that are weighted according to total expected return with up to 25% invested in foreign equity or fixed income.

Top Positive Contributors to the Fund’s Return

For the full year, the Financials, Information Technology, Consumer Discretionary, Materials, and Consumer Staples sectors added to overall performance.

JPMorgan Chase & Co. (JPM) shares rose on the back of strong quarterly results and rising interest rates. We believe JPM could benefit from any change in regulation under the new administration. British Petroleum, PLC (BP) has benefitted from improving oil prices, as well as incremental revenues from recently completed startups. The company’s payments attributable to the Gulf of Mexico oil spill continue to moderate, resulting in improved free cash flow. PulteGroup Inc. (PHM) shares were strong due to a robust demand environment, driven by household formation particularly in the Millennial demographic, low unemployment, and rising wages. The company further lifted earnings by buying back more than $600 million worth of shares. Ally Financial Inc. (ALLY) benefitted from higher interest rates, despite a challenging pricing environment for used cars. Rio Tinto Plc (RIO) shares contributed to performance as rising iron ore prices, share buybacks, and expense discipline boosted earnings.

Top Detractors from the Fund’s Return

For the full year, the Health Care, Industrials, Real Estate, Telecommunication Services, and Energy sectors detracted from overall performance.

Shares of generic pharmaceutical manufacturer, Teva Pharmaceutical Industries Ltd (TEVA), detracted from overall performance as prolonged weakness in their U.S. Generics business caused the company to miss 2017 guidance and estimates. Boardwalk Pipeline Partners (BWP) declined on fears over pending contract expirations for certain pipelines in its portfolio. General Electric Co. (GE) underperformed as the SEC questioned some of GE’s accounting practices. Additionally, GE’s Power Segment has suffered from poor execution in a very challenged macroeconomic environment. Kinder Morgan Inc. (KMI) declined due to slow progress for its Trans Mountain pipeline project. CenturyLink Inc.’s (CTL) decline has been driven by weakness in the company’s declining legacy business and questions surrounding the stability of the company’s dividend, which offers a 13%+ yield.

Were there significant changes to the portfolio?

As of February 28, 2018, the Fund held an overweight in the Consumer Discretionary, Consumer Staples, Energy, Financials, Materials, and Telecommunication Services sectors compared to the Russell 1000 Value Total Return Index. The Fund held below-average positions in the Health Care, Industrials, Information Technology, Real Estate, and Utilities sectors.

We reduced our exposure to Health Care, Industrials, Information Technology, and Utilities, and increased our investments in Consumer Discretionary, Consumer Staples, Financials, Materials, Real Estate, and Telecommunication Services positions during the year.

Comments on the Fund’s Five Largest Holdings

JPMorgan Chase & Co. (JPM)

Under the leadership of CEO Jamie Dimon, JPM has become the premier money center bank. The company remains focused on capital generation, cost reduction, regulatory compliance and shareholder returns. Credit trends remain benign, loan growth is solid, and the balance sheet is overcapitalized. The company continues to take share from the competition and strives for mid-teens return on equity.

Ally Financial Inc. (ALLY)

ALLY formerly known as GMAC Inc., is the largest auto lender in the country based on consumer loans/leases outstanding. The company generates both fee and interest income by participating in all segments of the auto lending market-consumer auto, leasing, floor plans, and insurance. We believe Ally has a clear path to increase earnings by reducing funding costs.

MetLife, Inc. (MET)

With its long tailed liabilities, MET should benefit in a rising interest rate environment. The company has also diversified its business to less market sensitive, shorter duration products such as workplace benefits and International insurance. Recently MET spun off most of its retail life and variable annuity business to satisfy increasing regulatory and compliance requirements. This should result in lower capital requirements for the remaining company, allowing MET to deploy excess capital to shareholders or make acquisitions.

Kinder Morgan, Inc. (KMI)

The largest energy infrastructure company in the U.S., KMI fell out of favor due to concerns about low commodity prices, a high debt burden, and a declining distribution yield. We believe the company has the flexibility to cut capital expenditures, reduce debt, and grow earnings before interest, taxes, depreciation and amortization (EBITDA) in the coming years, ultimately leading to a higher distribution for shareholders.

Exelon Corporation (EXC)

EXC is an integrated utility with operations in merchant and regulated power markets. The company’s assets include the largest and most efficient fleet of nuclear plants in the country. We anticipate EXC will benefit from a rebound in electricity prices, coal retirements, and synergies associated with a recent acquisition in the regulated business. We believe the company offers a compelling dividend yield and a cheap price that attributes little value to the nuclear business.

Snow Capital Focused Value Fund

How did the Fund perform?

For the full year ended February 28, 2018, the Institutional Class Shares returned 7.52% compared to a return of 7.75% for the Russell 1000 Value Total Return Index. For the six-month period ended February 28, 2018, the Institutional Class Shares recorded a return of 7.03% compared to a return of 7.26% for the Russell 1000 Value Total Return Index.

How is the Fund managed?

Snow Capital invests using a contrarian relative value process that is rooted in fundamental analysis and behavioral finance. The Focused Value portfolio includes a concentrated group of 18-24 stocks that is assembled using a collaborative approach, with weekly input from analysts and portfolio managers. Positions are conviction weighted to reflect potential upside and near-term catalysts.

Top Positive Contributors to the Fund’s Return

For the full year, the Financials, Health Care, Materials, Information Technology, Consumer Staples, Industrials, and Utilities sectors added to overall performance.

United States Steel Corp. (X) outperformed due to higher steel prices based on protectionist measures from both the former and current administrations and fewer imports from China as the country shuttered excess capacity. A strong economy, an infrastructure bill, and the recovery of the Tubular business could cause more multiple expansion. PulteGroup Inc. (PHM) shares were strong due to a robust demand environment, driven by household formation particularly in the Millennial demographic, low unemployment, and rising wages. The company further lifted earnings by buying back more than $600 million worth of shares. Bank of America Corp. (BAC) continued to benefit from rising interest rates, as well as steady results in credit card spending, investment banking, and fixed income trading. Credit quality remains favorable. Continued progress on expense reduction and increased profitability in the Wealth Management business stand to be key drivers moving forward. PBF Energy Inc. (PBF) shares were boosted by improved operations and favorable supply/demand dynamics resulting from Hurricane Harvey, which helped restore gasoline and distillate inventories to within the 5-year averages. JPMorgan Chase & Co. (JPM) shares rose on the back of strong quarterly results and rising interest rates. We believe JPM could benefit from any change in regulation or tax reform under the new administration.

Top Detractors from the Fund’s Return

For the full year, the Energy and Consumer Discretionary sectors detracted from overall performance.

Range Resources Corp. (RRC) declined due to weak second quarter 2017 results driven by lower commodity prices and negatively revised growth guidance. Natural gas realizations remain challenged, and investor sentiment around gas is negative. Dick’s Sporting Goods Inc. (DKS) declined as a result of challenges facing the brick-and-mortar retail industry as a whole. Additionally, the company reported a couple quarters of weaker than expected comps, and was negatively impacted as Nike Inc. (NKE) and Under Armour Inc. (UA) cleared inventory. Finisar Corporation (FNSR) reported a weak quarter, hampered primarily by weak pricing in transceivers for the data center market, blamed on industry oversupply. We continue to hold the stock with the belief that data center oversupply is temporary; further, with participation later this year in iPhone facial recognition technology, Finisar should diversify its revenues and participate in high growth. Kinder Morgan Inc. (KMI) declined due to slow progress for its Trans Mountain pipeline project. Southwestern Energy Co. (SWN) underperformance was driven largely by the bearishness around gas.

Were there significant changes to the portfolio?

As of February 28, 2018, the Fund held an overweight in the Consumer Staples, Energy, Financials, Health Care, and Materials sectors compared to the Russell Value 1000 Total Return Index. The Fund held below average positions in the Consumer Discretionary, Industrials, Information Technology, and Utilities sectors while having no holdings in the Real Estate and Telecomm Service sectors.

We reduced our exposure to Consumer Discretionary, Health Care, Information Technology, and Materials, and increased our investments in Consumer Staples, Energy, Financials, and Industrials positions during the year.

Comments on the Fund’s Five Largest Holdings

Skyworks Solutions Inc. (SWKS)

SWKS provides chips to smartphones for processing and filtering radio frequency signals. We believe SWKS is an attractive stock combining high content growth potential driven by 4G/5G migrations, favorable competitive dynamics following industry consolidation, and an inexpensive valuation.

MetLife, Inc. (MET)

With its long-tailed liabilities, MET should benefit in a rising interest rate environment. The company has also diversified its business to less market sensitive, shorter duration products such as workplace benefits and International insurance. Recently the company spun off most of its retail life business to satisfy increasing regulatory and compliance requirements. This should result in lower capital requirements to the remaining company, allowing MET to deploy excess capital to shareholders or make acquisitions.

JPMorgan Chase & Co. (JPM)

Under the leadership of CEO Jamie Dimon, JPM has become the premier money center bank. The company remains focused on capital generation, cost reduction, regulatory compliance and shareholder returns. Credit trends remain benign, loan growth is solid, and the balance sheet is overcapitalized. The company continues to take share from the competition and strives for mid-teens return on equity.

Bank of America Corp. (BAC)

One of the largest financial institutions in the United States, we believe that BAC may benefit from increased demand for the bank’s services and improved competitive positioning. Capital levels are strong and management has been improved under the direction of CEO Brian Moynihan.

Financial Select Sector SPDR (XLF)

XLF is an exchange-traded fund that includes financial services companies with exposure ranging from investment management to commercial and business banking. The Fund holds a position in XLF in order to maintain our desired exposure to the reflective, underlying industry while complying with the Section 12d-1 limit outlined in the Investment Company Act of 1940.

Past performance is not a guarantee of future results.

The views expressed herein are solely the opinions of Snow Capital Management L.P. We make no representations as to their accuracy. This communication is intended for informational purposes only and does not constitute a solicitation to invest money nor a recommendation to buy or sell certain securities. Equity investments are not appropriate for all investors. Individual investment decisions should be discussed with a financial advisor.

Mutual fund investing involves risk. Principal loss is possible. Investments in small- and medium-capitalization companies involve additional risks such as limited liquidity and greater volatility. Investments in foreign securities involve political, economic, and currency risks, greater volatility and differences in accounting methods. The Snow Capital Opportunity Fund may invest in debt securities. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. The Snow Capital Opportunity Fund may use options or futures contracts which have the risks of unlimited losses and the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of the securities prices, interest rates, and currency exchange rates. Investments in ETFs are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of the shares may trade at a discount to net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange on which they trade, which may impact a Fund’s ability to sell its shares. This investment may not be suitable for all investors.

Growth stocks are typically more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

The S&P 500® Total Return Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The Russell 1000® Value Total Return Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Value Total Return Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 3000® Value Total Return Index measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.

Indexes are unmanaged. It is not possible to invest directly in an index.

The Price-to-Earnings (P/E) ratio is calculated as the current price of a stock divided by its trailing twelve month operating earnings per diluted share of equity.

Book value is the net asset value of a company, calculated by subtracting total liabilities from total assets.

Cash flow is calculated as the most recent four quarters of income before extraordinary and discontinued items plus accumulated depreciation and amortization.

Free cash flow is earnings before depreciation, amortization, and non-cash charges minus maintenance capital expenditures.

Return on Equity or ROE is calculated as net income divided by common stockholders’ equity.

Earnings per share (EPS) is the portion of a company’s profit allocated to each outstanding share of common stock. EPS serves as an indicator of a company’s profitability.

Earnings per diluted share is a performance metric used to gauge the quality of a company’s EPS if all convertible securities were exercised.

Market Cap is the market price of an entire company, calculated by multiplying the number of shares outstanding by the price per share.

Dividend yield is calculated by annualizing the last quarterly dividend paid and dividing it by the current share price. The dividend yield is that of the securities held in the portfolio; it is not reflective of the yield distributed to shareholders.

EBITDA is earnings before interest, taxes, depreciation, and amortization, and is a way to evaluate a company’s performance without factoring in financial decisions, accounting decisions, or tax implications.

Comps refer to comparable store sales, a measure to compare a company’s revenue growth based on the sales in stores that have been open for at least one year.

The Snow Capital Family of Funds are distributed by Quasar Distributors, LLC.

Snow Capital Family of Funds

Expense Example (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (Class A shares only) and redemption fees, and (2) ongoing costs, including management fees, distribution (12b-1) and service fees (Class A and Class C shares only) and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (9/1/17 - 2/28/18).

Actual Expenses

The following table provides information about actual account values and actual expenses. If you purchase Class A shares of the Funds you will pay an initial sales charge of 5.25% when you invest. Class A shares are also subject to a contingent deferred sales charge of 0.50% for purchases made at the $1,000,000 breakpoint and are redeemed within twelve months of purchase. A 1.00% contingent deferred sales charge is imposed on Class C shares redeemed within twelve months of purchase. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. You will be charged a redemption fee equal to 0.50% of the net amount of the redemption if you redeem your shares of the Funds within 30 days of purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of exchange-traded funds or other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which a Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, management fees, distribution (12b-1) and service fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Fund Expense Examples (Unaudited)

	Beginning Account Balance 9/1/17	Ending Account Balance 2/28/18	Expenses Paid During Period 9/1/17- 2/28/18	Annualized Expense Ratio
Based on Actual Fund Returns*
Opportunity Fund
Class A	$1,000.00	$1,067.70	$7.84	1.53%
Class C	1,000.00	1,063.90	11.67	2.28%
Insitutional Class	1,000.00	1,069.30	6.57	1.28%
Small Cap Value Fund	1,000.00
Class A	1,000.00	1,134.20	8.31	1.57%
Class C	1,000.00	1,130.10	12.25	2.32%
Insitutional Class	1,000.00	1,135.90	6.99	1.32%
Focused Value Fund	1,000.00
Class A	1,000.00	1,069.10	6.16	1.20%
Insitutional Class	1,000.00	1,070.30	4.88	0.95%
Dividend Plus Fund	1,000.00
Class A	1,000.00	1,050.40	6.10	1.20%
Insitutional Class	1,000.00	1,051.60	4.83	0.95%

*	Expenses are equal to the Funds’ annualized expense ratio by class multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (181), then divided by the number of days in the 12-month period (365).

Hypothetical Example for Comparison Purposes

The following table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the information in this table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Balance 9/1/17	Ending Account Balance 2/28/18	Expenses Paid During Period 9/1/17- 2/28/18	Annualized Expense Ratio
Based on Hypothetical 5% Yearly Returns*
Opportunity Fund
Class A	$1,000.00	$1,017.21	$7.65	1.53%
Class C	1,000.00	1,013.49	11.38	2.28%
Insitutional Class	1,000.00	1,018.45	6.41	1.28%
Small Cap Value Fund	1,000.00
Class A	1,000.00	1,017.01	7.85	1.57%
Class C	1,000.00	1,013.29	11.58	2.32%
Insitutional Class	1,000.00	1,018.25	6.61	1.32%
Focused Value Fund	1,000.00
Class A	1,000.00	1,018.84	6.01	1.20%
Insitutional Class	1,000.00	1,020.08	4.76	0.95%
Dividend Plus Fund	1,000.00
Class A	1,000.00	1,018.84	6.01	1.20%
Insitutional Class	1,000.00	1,020.08	4.76	0.95%

*	Expenses are equal to the Funds’ annualized expense ratio by class multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (181), then divided by the number of days in the 12-month period (365).

Snow Capital Small Cap Value Fund

Investment Highlights (Unaudited)

The investment objective of the Fund is long-term capital appreciation. To achieve its investment objective, the Fund will invest at least 80% of its net assets, at cost, in equity securities of companies with market capitalizations in the range of the Russell 2000® Value Index (“small cap companies”). Snow Capital Management L.P. (the “Adviser”) selects equity securities for the Fund using a bottom-up approach that seeks to identify small cap companies that the Adviser believes are undervalued and are likely to experience a rebound in earnings due to an event or series of events that creates a price-to-earnings expansion that leads to higher stock price valuations. The Fund’s allocation of portfolio assets as of February 28, 2018 is shown below.

Snow Capital Opportunity Fund

Investment Highlights (Unaudited) (Continued)

The investment objective of the Fund is long-term capital appreciation and protection of investment principal. The Fund seeks to achieve its investment objective by investing in domestic equity securities, including common and preferred stocks, convertible securities and shares of other investment companies and exchange-traded funds that invest in equity securities. To the extent deemed appropriate by the Adviser to mitigate the risks of volatility in the U.S. equity market, the Fund seeks protection of investment principal by using derivative instruments, including options and/or futures contracts. The Adviser selects investments for the Fund using a bottom-up approach that seeks to identify companies that the Adviser believes are undervalued and are likely to experience a rebound in earnings due to an event or series of events that creates a price-to-earnings expansion that leads to higher stock price valuations. The Fund’s allocation of portfolio assets as of February 28, 2018 is shown below.

*	Short securities (10.71%); options written (1.05%)

Snow Capital Focused Value Fund

Investment Highlights (Unaudited) (Continued)

The investment objective of the Fund is long-term growth of capital. The Fund’s principal investment strategy is to invest primarily in equity securities, including common and preferred stocks, convertible securities and shares of other investment companies and exchange-traded funds that invest in equity securities, fixed income securities, or other similar investments. Under normal market conditions the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies with market capitalizations greater than $1 billion.

Snow Capital Dividend Plus Fund

Investment Highlights (Unaudited) (Continued)

The investment objective of the Fund is long-term growth of capital and income. The Fund’s principal investment strategy is to invest in a diversified portfolio of equities, bonds, preferred stock, and options. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities that pay a dividend and are within the market capitalization range of the Russell 1000® Value Index. With respect to its remaining assets, the Fund may invest in corporate bonds, sovereign bonds, convertible bonds, preferred stocks, or other securities or instruments whose prices are linked to the value of the underlying common stock of the issuer of the securities. The Fund may have up to 25% of its net assets invested in foreign equity securities (including issuers domiciled in emerging markets), which may be denominated in foreign currencies.

Snow Capital Family of Funds

Investment Highlights (Unaudited) (Continued)

Average Annual Returns as of February 28, 2018(1)

	One Year	Three Years	Five Years	Since Inception (11/30/10)
Small Cap Value Fund
Class A (with sales charge)	0.15%	-0.16%	5.25%	9.27%
Class A (without sales charge)	5.72%	1.64%	6.39%	10.09%
Class C (with sales charge)	3.92%	0.91%	5.61%	9.27%
Class C (without sales charge)	4.92%	0.91%	5.61%	9.27%
Institutional Class	6.01%	1.91%	6.67%	10.36%
Russell 2000® Value Total Return Index	2.96%	8.03%	10.59%	11.08%

	One Year	Five Years	Ten Years	Since Inception (4/28/06)
Opportunity Fund
Class A (with sales charge)	0.56%	6.09%	5.61%	4.70%
Class A (without sales charge)	6.12%	7.24%	6.18%	5.18%
Class C (with sales charge)	4.31%	6.45%	5.41%	4.42%
Class C (without sales charge)	5.31%	6.45%	5.41%	4.42%
Institutional Class	6.37%	7.51%	6.45%	5.43%
S&P 500® Total Return Index	17.10%	14.73%	9.73%	8.62%
Russell 3000® Value Total Return Index	7.39%	11.93%	7.95%	6.86%

	One Year	Three Years	Since Inception (3/28/13)
Focused Value Fund
Class A (with sales charge)	1.62%	-0.48%	7.74%
Class A (without sales charge)	7.26%	1.33%	8.92%
Institutional Class	7.52%	1.56%	9.20%
Russell 1000® Value Total Return Index	7.75%	8.02%	11.43%

	One Year	Three Years	Since Inception (3/28/13)
Dividend Plus Fund
Class A (with sales charge)	-1.48%	2.12%	7.76%
Class A (without sales charge)	3.97%	3.97%	8.94%
Institutional Class	4.23%	4.23%	9.22%
Russell 1000® Value Total Return Index	7.75%	8.02%	11.43%

(1)	With sales charge returns reflect the deduction of the current maximum initial sales charge of 5.25% for Class A and the applicable contingent deferred sales charge for Class C. Returns without sales charges do not reflect the current maximum sales charges. Had the sales charges been included, the returns would have been lower.

Snow Capital Family of Funds

Investment Highlights (Unaudited) (Continued)

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-SNOWFND (877-766-9363). The Funds impose a 0.50% redemption fee on shares held 30 days or less. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

Short-term performance, in particular, is not a good indication of the Funds’ future performance, and an investment should not be made solely on returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown in the table above and the following graphs assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graphs below illustrate performance of a hypothetical investment made in the Funds and a broad- based securities index on each Fund’s inception date. The graphs do not reflect any future performance.

The Russell 2000® Value Total Return Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500® Total Return Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The Russell 1000® Value Total Return Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Value Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values.

Snow Capital Family of Funds

Investment Highlights (Unaudited) (Continued)

(1)	The minimum initial investment for the Institutional Class is $1,000,000.
(2)	Reflects 5.25% initial sales charge.

Snow Capital Family of Funds

Investment Highlights (Unaudited) (Continued)

(1)	The minimum initial investment for the Institutional Class is $1,000,000.
(2)	Reflects 5.25% initial sales charge.

Snow Capital Family of Funds

Investment Highlights (Unaudited) (Continued)

(1)	The minimum initial investment for the Institutional Class is $1,000,000.
(2)	Reflects 5.25% initial sales charge.

Snow Capital Family of Funds

Investment Highlights (Unaudited) (Continued)

(1)	The minimum initial investment for the Institutional Class is $1,000,000.
(2)	Reflects 5.25% initial sales charge.

Snow Capital Small Cap Value Fund

Schedule of Investments

February 28, 2018

	Shares	Value
COMMON STOCKS - 98.32%
Aerospace & Defense - 0.65%
Triumph Group, Inc.	9,226	$257,867

Air Freight & Logistics - 3.78%
Atlas Air Worldwide Holdings, Inc. (a)	24,653	1,500,135

Airlines - 1.85%
JetBlue Airways Corp. (a)	34,930	735,277

Auto Components - 2.11%
Gentherm, Inc. (a)	27,220	838,376

Banks - 24.21%
BankUnited, Inc.	39,510	1,589,092
First Commonwealth Financial Corp.	96,055	1,341,888
FNB Corp.	125,179	1,755,011
Great Western Bancorp, Inc.	33,685	1,377,380
OFG Bancorp (b)	153,729	1,652,587
The Bancorp, Inc. (a)	32,255	340,935
Umpqua Holdings Corp.	72,865	1,552,753

		9,609,646

Building Products - 3.32%
Apogee Enterprises, Inc.	18,050	778,677
Insteel Industries, Inc.	19,035	537,548

		1,316,225

Capital Markets - 1.31%
Cowen, Inc. (a)	36,275	520,546

Chemicals - 0.77%
LSB Industries, Inc. (a)	40,846	305,120

Commercial Services & Supplies - 1.03%
ACCO Brands Corp. (a)	32,382	409,632

Communications Equipment - 2.07%
Finisar Corp. (a)	45,615	821,070

Construction & Engineering - 1.61%
AECOM (a)	18,015	639,713

Snow Capital Small Cap Value Fund

Schedule of Investments (Continued)

February 28, 2018

	Shares	Value
Containers & Packaging - 1.11%
Owens-Illinois, Inc. (a)	20,445	$440,794

Electronic Equipment, Instruments & Components - 4.67%
VeriFone Systems, Inc. (a)	94,681	1,571,705
Zebra Technologies Corp. - Class A (a)	2,032	280,700

		1,852,405

Food & Staples Retailing - 0.73%
The Andersons, Inc.	8,301	290,950

Food Products - 0.31%
The Hain Celestial Group, Inc. (a)	3,500	121,730

Health Care Providers & Services - 0.95%
Molina Healthcare, Inc. (a)	5,220	377,406

Hotels, Restaurants & Leisure - 5.25%
Bloomin’ Brands, Inc.	21,625	499,321
The Cheesecake Factory, Inc.	34,070	1,583,914

		2,083,235

Household Products - 1.40%
Energizer Holdings, Inc.	10,165	553,789

Insurance - 10.33%
American Equity Investment Life Holding Co.	56,540	1,730,689
CNO Financial Group, Inc.	61,420	1,384,407
National General Holdings Corp.	42,845	984,578

		4,099,674

Machinery - 1.26%
L.B. Foster Co. - Class A (a)	11,264	294,554
Lydall, Inc. (a)	4,255	204,878

		499,432

Metals & Mining - 1.22%
Commercial Metals Co.	8,095	196,709
United States Steel Corp.	6,585	286,513

		483,222

Snow Capital Small Cap Value Fund

Schedule of Investments (Continued)

February 28, 2018

	Shares	Value
Multiline Retail - 3.77%
Big Lots, Inc.	26,638	$1,497,056

Oil, Gas & Consumable Fuels - 7.70%
Gulfport Energy Corp. (a)	100,545	975,287
PBF Energy, Inc. - Class A	30,830	903,627
Range Resources Corp.	17,225	228,920
Southwestern Energy Co. (a)	86,510	308,841
Whiting Petroleum Corp. (a)	23,500	639,435

		3,056,110

Pharmaceuticals - 2.73%
Lannett Co., Inc. (a)	67,628	1,082,048

Professional Services - 1.50%
On Assignment, Inc. (a)	7,760	595,114

Semiconductors & Semiconductor Equipment - 6.39%
Cypress Semiconductor Corp.	20,152	352,055
Integrated Device Technology, Inc. (a)	46,990	1,425,677
Mellanox Technologies, Ltd. (a)(b)	3,911	269,077
Synaptics, Inc. (a)	10,520	488,864

		2,535,673

Specialty Retail - 2.15%
Signet Jewelers, Ltd. (b)	12,375	622,215
Urban Outfitters, Inc. (a)	6,580	232,208

		854,423

Technology Hardware, Storage & Peripherals - 3.11%
NCR Corp. (a)	17,340	572,220
Super Micro Computer, Inc. (a)	36,470	660,107

		1,232,327

Textiles, Apparel & Luxury Goods - 1.03%
Skechers U.S.A., Inc. - Class A (a)	10,005	409,405

TOTAL COMMON STOCKS (Cost $35,920,875)		39,018,400

Snow Capital Small Cap Value Fund

Schedule of Investments (Continued)

February 28, 2018

	Shares	Value
MONEY MARKET FUND - 2.42%
Fidelity Investment Money Market Funds - Government Portfolio, Institutional Class, 1.260% (c)	959,927	$959,927

TOTAL MONEY MARKET FUND (Cost $959,927)		959,927

Total Investments (Cost $36,880,802) - 100.74%		39,978,327
Liabilities in Excess of Other Assets - (0.74)%		(292,761)

TOTAL NET ASSETS - 100.00%		$39,685,566

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	Seven day yield as of February 28, 2018.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Snow Capital Opportunity Fund

Schedule of Investments

February 28, 2018

	Shares	Value

COMMON STOCKS - 90.44%
Airlines - 1.06%
JetBlue Airways Corp. (a)	95,000	$1,999,750

Banks - 10.25%
Bank of America Corp. (b)(c)	201,600	6,471,360
BankUnited, Inc.	119,400	4,802,268
JPMorgan Chase & Co. (b)(c)	70,400	8,131,201

		19,404,829

Biotechnology - 6.29%
Amgen, Inc. (c)	29,125	5,352,301
Biogen, Inc. (a)(b)(c)	22,700	6,560,073

		11,912,374

Communications Equipment - 3.48%
Cisco Systems, Inc.	107,100	4,795,938
Finisar Corp. (a)(c)	100,000	1,800,000

		6,595,938

Construction & Engineering - 2.85%
AECOM (a)(c)	151,800	5,390,418

Construction Materials - 1.07%
Cemex SAB de CV - ADR (a)	309,018	2,024,068

Consumer Finance - 2.72%
Ally Financial, Inc. (c)	184,800	5,155,920

Containers & Packaging - 4.61%
International Paper Co. (c)	82,800	4,934,052
Owens-Illinois, Inc. (a)	176,000	3,794,560

		8,728,612

Diversified Telecommunication Services - 1.78%
CenturyLink, Inc.	190,500	3,366,135

Electric Utilities - 1.04%
Exelon Corp.	53,000	1,963,120

Snow Capital Opportunity Fund

Schedule of Investments (Continued)

February 28, 2018

	Shares	Value
Electronic Equipment, Instruments & Components - 2.36%
VeriFone Systems, Inc. (a)(c)	269,000	$4,465,400

Food Products - 7.61%
Ingredion, Inc. (c)	39,825	5,202,738
The J.M. Smucker Co.	32,900	4,155,270
Tyson Foods, Inc. - Class A (c)	68,000	5,057,840

		14,415,848

Health Care Equipment & Supplies - 2.24%
Zimmer Biomet Holdings, Inc. (b)(c)	36,475	4,240,218

Health Care Providers & Services - 4.32%
Centene Corp. (a)(c)	37,000	3,752,540
Laboratory Corp. of America Holdings (a)(c)	25,600	4,421,120

		8,173,660

Household Durables - 1.83%
PulteGroup, Inc. (c)	123,300	3,461,031

Insurance - 5.37%
Athene Holding Ltd. (a)(d)	99,800	4,711,558
MetLife, Inc. (b)(c)	118,300	5,464,277

		10,175,835

Internet Software & Services - 1.55%
Alphabet, Inc. - Class C (a)	1,200	1,325,676
Facebook, Inc. - Class A (a)(c)	9,000	1,604,880

		2,930,556

Media - 1.93%
The Interpublic Group of Cos, Inc.	156,000	3,650,400

Metals & Mining - 4.00%
Rio Tinto PLC - ADR	76,600	4,190,786
United States Steel Corp. (c)	77,800	3,385,078

		7,575,864

Multiline Retail - 2.72%
Big Lots, Inc.	33,600	1,888,320
Nordstrom, Inc. (c)	63,500	3,258,185

		5,146,505

Snow Capital Opportunity Fund

Schedule of Investments (Continued)

February 28, 2018

	Shares	Value
Oil, Gas & Consumable Fuels - 9.99%
BP PLC - ADR (c)	143,700	$5,584,182
Chevron Corp.	14,800	1,656,416
Kinder Morgan, Inc.	241,400	3,910,680
PBF Energy, Inc. - Class A (c)	136,000	3,986,160
Range Resources Corp. (c)	285,000	3,787,650

		18,925,088

Semiconductors & Semiconductor Equipment - 1.30%
Cypress Semiconductor Corp. (c)	140,700	2,458,029

Software - 2.39%
Oracle Corp.	89,300	4,524,831

Specialty Retail - 2.23%
Abercrombie & Fitch Co. - Class A (c)	62,000	1,279,060
Dick’s Sporting Goods, Inc. (c)	92,000	2,945,840

		4,224,900

Technology Hardware, Storage & Peripherals - 3.32%
Apple, Inc. (c)	9,300	1,656,516
NCR Corp. (a)(c)	140,004	4,620,132

		6,276,648

Textiles, Apparel & Luxury Goods - 2.15%
PVH Corp. (c)	14,300	2,063,204
Skechers U.S.A., Inc. - Class A (a)(c)	49,000	2,005,080

		4,068,284

TOTAL COMMON STOCKS (Cost $151,549,211)		171,254,261

	Principal Amount
CORPORATE BONDS - 1.52%
W&T Offshore, Inc.
9.00%, 05/15/2020 (e)	$1,693,356	1,617,155
8.50%, 06/15/2021 (e)	1,510,016	1,260,863

TOTAL CORPORATE BONDS (Cost $1,893,782)		2,878,018

Snow Capital Opportunity Fund

Schedule of Investments (Continued)

February 28, 2018

	Shares	Value
REAL ESTATE INVESTMENT TRUST (REIT) - 1.48%
Equity Real Estate Investment Trust (REIT) - 1.48%
Outfront Media, Inc.	136,700	$2,803,717

TOTAL REAL ESTATE INVESTMENT TRUSTS (REITS) (Cost $3,105,441)		2,803,717

MONEY MARKET FUND - 8.09%
Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class, 1.260% (f)	15,316,016	15,316,016

TOTAL MONEY MARKET FUND (Cost $15,316,016)		15,316,016

Total Investments (Cost $171,864,450) - 101.53%		192,252,012
Liabilities in Excess of Other Assets - (1.53)%		(2,894,345)

TOTAL NET ASSETS - 100.00%		$189,357,667

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	All or a portion of this security is pledged as collateral for securities sold short.
(c)	All or a portion of this security may be subject to call options written.
(d)	Foreign issued security.
(e)	Securities issued pursuant to Rule 144A under the Securities Act of 1933.
(f)	Seven day yield as of February 28, 2018.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Snow Capital Opportunity Fund

Schedule of Securities Sold Short

February 28, 2018

	Shares	Value
SECURITIES SOLD SHORT - (10.71)%
COMMON STOCK - (5.38)%
Banks - (0.33)%
Zions Bancorp	(11,360)	$(624,459)

Capital Markets - (0.65)%
Interactive Brokers Group, Inc.	(8,920)	(619,048)
Intercontinental Exchange, Inc.	(8,250)	(602,910)

		(1,221,958)

Chemicals - (1.34)%
Air Products & Chemicals, Inc.	(4,390)	(705,868)
Axalta Coating Systems Ltd. (a)(b)	(18,390)	(566,412)
PPG Industries, Inc.	(5,320)	(598,181)
Praxair, Inc.	(4,470)	(669,382)

		(2,539,843)

Containers & Packaging - (0.38)%
Avery Dennison Corp.	(6,070)	(717,171)

Energy Equipment & Services - (0.36)%
National Oilwell Varco, Inc.	(19,600)	(687,764)

Food Products - (0.33)%
Kellogg Co.	(9,290)	(614,998)

Household Products - (0.34)%
Church & Dwight Co., Inc.	(13,240)	(651,276)

Oil, Gas & Consumable Fuels - (1.65)%
Concho Resources, Inc.	(4,010)	(604,708)
Diamondback Energy, Inc. (b)	(5,250)	(654,360)
EOG Resources, Inc.	(5,740)	(582,151)
Hess Corp.	(14,030)	(637,242)
Noble Energy, Inc.	(21,790)	(649,996)

		(3,128,457)

TOTAL COMMON STOCKS (Proceeds: $10,208,891)		(10,185,926)

Snow Capital Opportunity Fund

Schedule of Securities Sold Short (Continued)

February 28, 2018

	Shares	Value
EXCHANGE TRADED FUNDS - (5.33)%
iShares Russell 1000 Value ETF	(13,100)	$(1,608,680)
iShares Russell 2000 ETF	(24,620)	(3,701,617)
SPDR S&P500 ETF Trust	(17,630)	(4,789,189)

TOTAL EXCHANGE TRADED FUNDS (Proceeds: $9,327,337)		(10,099,486)

Total for Shares Sold Short (Proceeds: $19,536,228)		$(20,285,412)

(a)	Foreign issued security.
(b)	Non-income producing security.

Snow Capital Opportunity Fund

Schedule of Options Written

February 28, 2018

	Contracts	Notional Value	Value
EXCHANGE TRADED CALL OPTIONS
Abercrombie & Fitch Co. - Class A
Expiration: March, 2018, Exercise Price: $23.00	(354)	$(730,302)	$(21,594)
Expiration: March, 2018, Exercise Price: $25.00	(266)	(548,758)	(8,512)
AECOM
Expiration: March, 2018, Exercise Price: $40.00	(246)	(873,546)	(615)
Expiration: June, 2018, Exercise Price: $40.00	(239)	(848,689)	(15,535)
Ally Financial, Inc.
Expiration: March, 2018, Exercise Price: $32.00	(315)	(878,850)	(788)
Expiration: June, 2018, Exercise Price: $30.00	(300)	(837,000)	(22,500)
Amgen, Inc.
Expiration: April, 2018, Exercise Price: $185.00	(72)	(1,323,144)	(50,040)
Apple, Inc.
Expiration: April, 2018, Exercise Price: $185.00	(52)	(926,224)	(16,640)
Bank of America Corp.
Expiration: June, 2018, Exercise Price: $33.00	(289)	(927,690)	(36,414)
Biogen, Inc.
Expiration: March, 2018, Exercise Price: $350.00	(81)	(2,340,819)	(810)
BP PLC
Expiration: June, 2018, Exercise Price: $41.00	(233)	(905,438)	(17,475)
Centene Corp.
Expiration: March, 2018, Exercise Price: $85.00	(120)	(1,217,040)	(202,200)
Expiration: March, 2018, Exercise Price: $95.00	(250)	(2,535,500)	(212,500)

Snow Capital Opportunity Fund

Schedule of Options Written (Continued)

February 28, 2018

	Contracts	Notional Value	Value
Cypress Semiconductor Corp.
Expiration: March, 2018, Exercise Price: $17.00	(647)	$(1,130,309)	$(62,112)
Dick's Sporting Goods, Inc.
Expiration: June, 2018, Exercise Price: $40.00	(300)	(960,600)	(22,500)
Facebook, Inc. - Class A
Expiration: June, 2018, Exercise Price: $195.00	(60)	(1,069,920)	(31,500)
Finisar Corp.
Expiration: June, 2018, Exercise Price: $23.00	(500)	(900,000)	(30,000)
Expiration: June, 2018, Exercise Price: $28.00	(500)	(900,000)	(8,750)
Ingredion, Inc.
Expiration: April, 2018, Exercise Price: $140.00	(70)	(914,480)	(5,600)
International Paper Co.
Expiration: April, 2018, Exercise Price: $62.50	(153)	(911,727)	(17,595)
JPMorgan Chase & Co.
Expiration: June, 2018, Exercise Price: $115.00	(83)	(958,650)	(49,302)
Laboratory Corp of America Holdings
Expiration: May, 2018, Exercise Price: $180.00	(53)	(915,310)	(27,030)
MetLife, Inc.
Expiration: June, 2018, Exercise Price: $50.00	(211)	(974,609)	(18,990)
NCR Corp.
Expiration: July, 2018, Exercise Price: $42.00	(270)	(891,000)	(10,800)
Nordstrom, Inc.
Expiration: April, 2018, Exercise Price: $52.50	(182)	(933,842)	(46,410)
Expiration: April, 2018, Exercise Price: $55.00	(174)	(892,794)	(27,492)

Snow Capital Opportunity Fund

Schedule of Options Written (Continued)

February 28, 2018

	Contracts	Notional Value	Value
PBF Energy, Inc. - Class A
Expiration: March, 2018, Exercise Price: $35.00	(360)	$(1,055,160)	$(900)
Expiration: June, 2018, Exercise Price: $34.00	(282)	(826,542)	(22,560)
PulteGroup, Inc.
Expiration: April, 2018, Exercise Price: $35.00	(560)	(1,571,920)	(1,680)
PVH Corp.
Expiration: June, 2018, Exercise Price: $150.00	(143)	(2,063,204)	(101,530)
Range Resources Corp.
Expiration: March, 2018, Exercise Price: $25.00	(360)	(478,440)	(900)
Skechers U.S.A., Inc. - Class A
Expiration: April, 2018, Exercise Price: $40.00	(490)	(2,005,080)	(149,450)
Tyson Foods, Inc. - Class A
Expiration: April, 2018, Exercise Price: $85.00	(231)	(1,718,178)	(2,541)
United States Steel Corp.
Expiration: June, 2018, Exercise Price: $37.00	(390)	(1,696,890)	(357,240)
VeriFone Systems, Inc.
Expiration: July, 2018, Exercise Price: $19.00	(504)	(836,640)	(31,500)
Zimmer Biomet Holdings, Inc.
Expiration: June, 2018, Exercise Price: $130.00	(80)	(930,000)	(11,600)

TOTAL EXCHANGE TRADED CALL OPTIONS (Proceeds: $1,545,552)			(1,643,605)

EXCHANGE TRADED PUT OPTIONS
Alphabet, Inc. - Class C
Expiration: June, 2018, Exercise Price: $1,000.00	(10)	(1,104,730)	(20,000)

Snow Capital Opportunity Fund

Schedule of Options Written (Continued)

February 28, 2018

	Contracts	Notional Value	Value
Apache Corp.
Expiration: June, 2018, Exercise Price: $35.00	(350)	$(1,195,250)	$(120,750)
Centene Corp.
Expiration: March, 2018, Exercise Price: $80.00	(120)	(1,217,040)	(600)
CenturyLink, Inc.
Expiration: June, 2018, Exercise Price: $15.00	(637)	(1,125,579)	(43,316)
Facebook, Inc. - Class A
Expiration: June, 2018, Exercise Price: $160.00	(60)	(1,069,920)	(25,500)
Finisar Corp.
Expiration: June, 2018, Exercise Price: $15.00	(500)	(900,000)	(40,000)
JPMorgan Chase & Co.
Expiration: March, 2018, Exercise Price: $105.00	(100)	(1,155,000)	(2,000)
MetLife, Inc.
Expiration: June, 2018, Exercise Price: $40.00	(211)	(974,609)	(13,082)
Prudential Financial, Inc.
Expiration: June, 2018, Exercise Price: $95.00	(101)	(1,073,832)	(20,755)
Target Corp.
Expiration: April, 2018, Exercise Price: $50.00	(380)	(2,865,580)	(2,660)
The Cheesecake Factory, Inc.
Expiration: July, 2018, Exercise Price: $40.00	(477)	(2,217,573)	(47,700)
Zimmer Biomet Holdings, Inc.
Expiration: March, 2018, Exercise Price: $105.00	(94)	(1,092,750)	(705)

TOTAL EXCHANGE TRADED PUT OPTIONS (Proceeds: $518,073)			(337,068)

Total Options Written (Premiums received $2,063,625)			$(1,980,673)

Snow Capital Focused Value Fund

Schedule of Investments

February 28, 2018

	Shares	Value
COMMON STOCKS - 94.33%
Airlines - 3.71%
JetBlue Airways Corp. (a)	4,164	$87,652

Banks - 9.92%
Bank of America Corp.	3,645	117,005
JP Morgan Chase & Co.	1,018	117,578

		234,583

Biotechnology - 9.53%
Amgen, Inc.	377	69,281
Biogen, Inc. (a)	306	88,431
Shire Plc - ADR	528	67,584

		225,296

Communications Equipment - 2.81%
Finisar Corp. (a)	3,699	66,582

Construction & Engineering - 4.37%
AECOM (a)	2,909	103,299

Construction Materials - 3.31%
Cemex SAB de CV - ADR (a)	11,940	78,207

Consumer Finance - 4.48%
Ally Financial, Inc.	3,801	106,048

Containers & Packaging - 3.73%
International Paper Co.	1,482	88,312

Diversified Financial Services - 4.37%
Voya Financial, Inc.	2,024	103,264

Electric Utilities - 2.49%
Exelon Corp.	1,592	58,968

Food Products - 8.35%
Ingredion, Inc.	732	95,628
The J.M. Smucker Co.	806	101,798

		197,426

Health Care Equipment & Supplies - 4.55%
Zimmer Biomet Holdings, Inc.	926	107,648

Snow Capital Focused Value Fund

Schedule of Investments (Continued)

February 28, 2018

	Shares	Value
Household Durables - 3.96%
PulteGroup, Inc.	3,341	$93,782

Insurance - 9.03%
Athene Holding Ltd. (a)(b)	1,876	88,566
MetLife, Inc.	2,704	124,898

		213,464

Oil, Gas & Consumable Fuels - 14.34%
BP PLC - ADR	2,304	89,533
Kinder Morgan, Inc.	5,709	92,486
PBF Energy, Inc. - Class A	2,406	70,520
Range Resources Corp.	6,519	86,638

		339,177

Semiconductors & Semiconductor Equipment - 5.38%
Skyworks Solutions, Inc.	1,164	127,167

TOTAL COMMON STOCKS (Cost $2,110,268)		2,230,875

EXCHANGE TRADED FUNDS - 4.81%
Financial Select Sector SPDR Fund	3,937	113,661

TOTAL EXCHANGE TRADED FUNDS (Cost $94,048)		113,661

MONEY MARKET FUND - 1.43%
Fidelity Investment Money Market Funds - Government Portfolio, Institutional Class, 1.260% (c)	33,825	33,825

TOTAL MONEY MARKET FUND (Cost $33,825)		33,825

Total Investments (Cost $2,238,141) - 100.57%		2,378,361
Liabilities in Excess of Other Assets - (0.57)%		(13,451)

TOTAL NET ASSETS - 100.00%		$2,364,910

Percentages are stated as a percent of net assets.

Snow Capital Focused Value Fund

Schedule of Investments (Continued)

February 28, 2018

ADR American Depositary Receipt

(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	Seven day yield as of February 28, 2018.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Snow Capital Dividend Plus Fund

Schedule of Investments

February 28, 2018

	Shares	Value
COMMON STOCKS - 74.16%
Automobiles - 2.43%
General Motors Co.	2,205	$86,767

Banks - 7.95%
FNB Corp.	4,691	65,768
JP Morgan Chase & Co.	1,344	155,231
Wells Fargo & Co.	1,072	62,616

		283,615

Beverages - 2.47%
Molson Coors Brewing Co.	1,157	88,221

Biotechnology - 2.63%
Amgen, Inc.	511	93,906

Consumer Finance - 3.79%
Ally Financial, Inc.	4,842	135,092

Containers & Packaging - 2.66%
International Paper Co.	1,590	94,748

Diversified Telecommunication Services - 4.86%
CenturyLink, Inc.	5,748	101,567
Verizon Communications, Inc.	1,500	71,610

		173,177

Electric Utilities - 2.93%
Exelon Corp.	2,818	104,379

Food Products - 7.15%
Flowers Foods, Inc.	4,580	94,989
The J.M. Smucker Co.	659	83,232
Tyson Foods, Inc. - Class A	1,032	76,760

		254,981

Health Care Equipment & Supplies - 1.96%
Zimmer Biomet Holdings, Inc.	600	69,750

Household Durables - 2.24%
PulteGroup, Inc.	2,848	79,943

Snow Capital Dividend Plus Fund

Schedule of Investments (Continued)

February 28, 2018

	Shares	Value
Industrial Conglomerates - 1.36%
General Electric Co.	3,430	$48,397

Insurance - 8.79%
CNO Financial Group, Inc.	3,819	86,080
MetLife, Inc.	2,794	129,056
The Hartford Financial Services Group, Inc.	1,858	98,195

		313,331

Media - 1.17%
The Interpublic Group of Cos, Inc.	1,786	41,792

Metals & Mining - 2.87%
Rio Tinto PLC - ADR	1,873	102,472

Multiline Retail - 1.11%
Nordstrom, Inc.	769	39,457

Multi-Utilities - 1.57%
National Grid PLC - ADR	1,082	55,820

Oil, Gas & Consumable Fuels - 9.65%
Genesis Energy LP	1,396	27,864
Kinder Morgan, Inc.	7,113	115,232
PBF Energy, Inc. - Class A	2,062	60,437
Plains All American Pipeline LP	3,941	83,155
Range Resources Corp.	4,312	57,306

		343,994

Semiconductors & Semiconductor Equipment - 2.61%
Cypress Semiconductor Corp.	3,096	54,088
Skyworks Solutions, Inc.	356	38,893

		92,981

Software - 1.06%
Oracle Corp.	747	37,850

Textiles, Apparel & Luxury Goods - 2.90%
Hanesbrands, Inc.	5,340	103,597

TOTAL COMMON STOCKS (Cost $2,444,101)		2,644,270

Snow Capital Dividend Plus Fund

Schedule of Investments (Continued)

February 28, 2018

	Shares	Value
CONVERTIBLE PREFERRED STOCK - 2.76%
Banks - 2.76%
Bank of America Corp.
7.250%	77	$98,524

TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $94,328)		98,524

	Principal Amount
CORPORATE BOND - 1.89%
PBF Holding Co. LLC
7.250%, 06/15/2025	$65,000	67,438

TOTAL CORPORATE BONDS (Cost $65,469)		67,438

	Shares
MASTER LIMITED PARTNERSHIPS - 4.66%
AllianceBernstein Holding L.P.	3,640	96,824
Boardwalk Pipeline Partners L.P.	6,135	69,141

TOTAL MASTER LIMITED PARTNERSHIPS (Cost $164,301)		165,965

PREFERRED STOCKS - 6.29%
Pipelines - 2.99%
NuStar Logistics LP
8.456%, (3 Month LIBOR USD + 6.730%), 01/15/2043 (a)	4,204	106,529

Banks - 3.30%
GMAC Capital Trust I
7.624%, (3 Month LIBOR USD + 5.790%), 02/15/2040 (a)	4,561	117,674

TOTAL PREFERRED STOCKS (Cost $222,434)		224,203

REAL ESTATE INVESTMENT TRUSTS (REITS) - 5.34%
Equity Real Estate Investment Trusts (REITs) - 2.59%
Outfront Media, Inc.	4,506	92,418

Snow Capital Dividend Plus Fund

Schedule of Investments (Continued)

February 28, 2018

	Shares	Value
Mortgage Real Estate Investment Trusts (REITs) - 2.75%
AGNC Investment Corp.	3,890	$97,989

TOTAL REAL ESTATE INVESTMENT TRUSTS (REITS) (Cost $208,770)		190,407

MONEY MARKET FUND - 5.10%
Fidelity Investment Money Market Funds - Government Portfolio, Institutional Class, 1.260% (b)	181,827	181,827

TOTAL MONEY MARKET FUND (Cost $181,827)		181,827

Total Investments (Cost $3,381,230) - 100.20%		3,572,634
Liabilities in Excess of Other Assets - (0.20)%		(7,148)

TOTAL NET ASSETS - 100.00%		$3,565,486

Percentages are stated as a percent of net assets.

ADR American Depositary Receipt

(a)	Variable rate security; the rate shown represents the rate at February 28, 2018.
(b)	Seven day yield as of February 28, 2018.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Snow Capital Family of Funds

Statements of Assets and Liabilities

February 28, 2018

	Snow Capital Small Cap Value Fund	Snow Capital Opportunity Fund	Snow Capital Focused Value Fund	Snow Capital Dividend Plus Fund

ASSETS
Investments, at value*	$39,978,327	$192,252,012	$2,378,361	$3,572,634
Dividends and interest receivable	30,866	457,100	5,911	11,623
Receivable from Adviser	—	—	4,081	6,981
Receivable for investments sold	600,015	1,808,422	—	—
Receivable for Fund shares sold	45,670	3,075	—	—
Deposits at broker	—	20,918,485	—	—
Other assets	26,586	19,347	4,527	1,948

TOTAL ASSETS	40,681,464	215,458,441	2,392,880	3,593,186

LIABILITIES
Short securities, at value*	—	20,285,412	—	—
Written options, at value*	—	1,980,673	—	—
Payable for dividends on short positions	—	892	—	—
Payable for investments purchased	886,171	1,840,400	—	—
Payable for Fund shares redeemed	10,745	1,674,307	—	—
Payable to affiliates	35,452	64,463	9,363	9,862
Payable to Adviser	5,764	116,036	—	—
Payable for distribution fees	10,460	53,241	49	50
Payable for shareholder servicing fees	1,730	21,223	—	—
Accrued expenses and other liabilities	45,576	64,127	18,558	17,788

TOTAL LIABILITIES	995,898	26,100,774	27,970	27,700

NET ASSETS	$39,685,566	$189,357,667	$2,364,910	$3,565,486

Net assets consist of:
Paid-in Capital	$40,981,310	$180,800,190	$2,145,705	$3,269,204
Accumulated net investment income (loss)	(39,620)	2,464,845	353	12,218
Accumulated net realized gain (loss)	(4,353,649)	(13,628,698)	78,632	92,660
Net unrealized appreciation (depreciation) on:
Investments	3,097,525	20,387,562	140,220	191,404
Securities sold short	—	(749,184)	—	—
Written options	—	82,952	—	—

NET ASSETS	$39,685,566	$189,357,667	$2,364,910	$3,565,486

*Cost or Premiums:
Investments	$36,880,802	$171,864,450	$2,238,141	$3,381,230
Short securities	—	(19,536,228)	—	—
Written options	—	(2,063,625)	—	—

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Statements of Assets and Liabilities (Continued)

February 28, 2018

COMPUTATION OF NET ASSET VALUE	Snow Capital Small Cap Value Fund	Snow Capital Opportunity Fund	Snow Capital Focused Value Fund		Snow Capital Dividend Plus Fund
CLASS A SHARES
Net assets	$15,236,196	$72,099,562	$15,232		$18,448
Shares of beneficial interest outstanding (unlimited shares authorized, $0.001 par value)	470,825	2,674,973	714		907
Net asset value, redemption price and offering price per share(1)	$32.36	$26.95	$21.34	(4)	$20.34
Maximum offering price per share (Net Asset Value per share divided by 0.9475)(2) (3)	$34.15	$28.44	$22.53		$21.47

CLASS C SHARES
Net assets	$5,229,521	$20,597,051	$—		$—
Shares of beneficial interest outstanding (unlimited shares authorized, $0.001 par value)	171,575	820,415	$—		$—
Net asset value, redemption price and offering price per share(1) (3)	$30.48	$25.11	$—		$—

INSTITUTIONAL CLASS SHARES
Net assets	$19,219,849	$96,661,054	$2,349,678		$3,547,038
Shares of beneficial interest outstanding (unlimited shares authorized, $0.001 par value)	582,361	3,548,163	103,317		155,815
Net asset value, redemption price and offering price per share(1)	$33.00	$27.24	$22.74		$22.76

(1)	If applicable, redemption price per share may be reduced by a 0.50% redemption fee for shares redeemed within thirty days of purchase.
(2)	Reflects a maximum sales charge of 5.25%.
(3)	A contingent deferred sales charge (“CDSC”) of 0.50% may be charged on Class A share purchases of $1,000,000 or more that are redeemed within twelve months of purchase and a CDSC of 1.00% may be charged on Class C shares redeemed within twelve months of purchase.
(4)	Net asset value does not compute due to rounding.

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Statements of Operations

For the Year Ended February 28, 2018

	Snow Capital Small Cap Value Fund	Snow Capital Opportunity Fund	Snow Capital Focused Value Fund	Snow Capital Dividend Plus Fund

INVESTMENT INCOME
Dividend income(1)	$497,766	$2,625,915	$30,374	$90,297
Interest income	3,971	2,846,919	412	2,648
Other income	—	68,905	—	—

TOTAL INVESTMENT INCOME	501,737	5,541,739	30,786	92,945

EXPENSES
Management fees	478,737	1,843,061	13,584	22,405
Administration fees	132,279	259,070	67,887	68,047
Transfer agent fees and expenses	96,479	189,990	26,561	26,505
Distribution fees - Class C	46,362	179,927	—	—
Distribution fees - Class A	42,857	184,807	37	38
Federal and state registration fees	37,655	37,803	1,523	1,913
Audit and tax fees	33,798	37,041	15,356	15,356
Shareholder servicing fees - Class C	15,454	59,976	—	—
Legal fees	14,807	29,705	9,014	9,061
Reports to shareholders	12,924	52,600	—	—
Custody fees	9,461	22,488	7,557	6,527
Chief Compliance Officer fees	7,991	7,991	7,999	7,999
Trustees' fees	7,873	7,873	7,638	7,688
Interest Expense	7,855	—	—	—
Accounting Expense	2,338	5,735	1,216	2,090
Broker Expense	—	126	—	—
Dividends on short positions	—	172,864	—	—
Other expenses	2,593	6,793	3,408	4,281

TOTAL EXPENSES	949,463	3,097,850	161,780	171,910

Less waivers and reimbursement by Adviser (Note 4)	(224,397)	—	(77,416)	(75,573)
Less waivers by Service Provider (Note 6)	—	—	(65,892)	(65,892)

NET EXPENSES	725,066	3,097,850	18,472	30,445

NET INVESTMENT INCOME (LOSS)	(223,329)	2,443,889	12,314	62,500

(1)	Net of $4,338, $5,200, $272, and $841 in foreign withholding tax and issuance fees, respectively.

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Statements of Operations (Continued)

For the Year Ended February 28, 2018

	Snow Capital Small Cap Value Fund	Snow Capital Opportunity Fund	Snow Capital Focused Value Fund	Snow Capital Dividend Plus Fund
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	$4,206,257	$19,322,365	$119,239	$92,788
Securities sold short	—	(2,519,152)	—	—
Purchased options	—	(3,052)	—	—
Written options	—	2,533,581	—	—
Net change in unrealized appreciation (depreciation) on:
Investments	(2,354,639)	(9,303,176)	(6,966)	(9,226)
Securities sold short	—	(454,705)	—	—
Purchased options	—	2,452	—	—
Written options	—	(311,429)	—	—

NET REALIZED AND UNREALIZED GAIN	1,851,618	9,266,884	112,273	83,562

NET INCREASE IN NET ASSETS FROM OPERATIONS	$1,628,289	$11,710,773	$124,587	$146,062

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Snow Capital Small Cap Value Fund

Statements of Changes in Net Assets

	Year Ended February 28, 2018	Year Ended February 28, 2017
FROM OPERATIONS
Net investment loss	$(223,329)	$(404,021)
Net realized gain (loss) on:
Investments	4,206,257	(4,403,143)
Net change in unrealized appreciation (depreciation)
Investments	(2,354,639)	19,837,962

Increase in net assets from operations	1,628,289	15,030,798

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold - Class A	467,936	1,807,194
Proceeds from shares sold - Class C	280,177	534,340
Proceeds from shares sold - Institutional Class	4,088,457	8,961,173
Payments for shares redeemed - Class A(1)	(6,921,772)	(6,298,809)
Payments for shares redeemed - Class C(2)	(3,594,770)	(5,295,868)
Payments for shares redeemed - Institutional Class(3)	(13,871,236)	(16,168,468)

Net decrease from capital share transactions	(19,551,208)	(16,460,438)

TOTAL DECREASE IN NET ASSETS	(17,922,919)	(1,429,640)
NET ASSETS
Beginning of Year	$57,608,485	$59,038,125

End of Year	$39,685,566	$57,608,485

ACCUMULATED NET INVESTMENT LOSS	$(39,620)	$(87,962)

(1)	Net of redemption fees of $4 and $2 for the year ended February 28, 2018 and February 28, 2017, respectively.
(2)	Net of redemption fees of $- and $6 for the year ended February 28, 2018 and February 28, 2017, respectively.
(3)	Net of redemption fees of $8 and $2 for the year ended February 28, 2018 and February 28, 2017, respectively.

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Snow Capital Opportunity Fund

Statements of Changes in Net Assets

	Year Ended February 28, 2018	Year Ended February 28, 2017
FROM OPERATIONS
Net investment income	$2,443,889	$8,729,677
Net realized gain (loss) on:
Investments	19,322,365	7,592,463
Securities sold short	(2,519,152)	(5,671,519)
Purchased options	(3,052)	(717,448)
Written options	2,533,581	462,577
Net change in unrealized appreciation (depreciation)
Investments	(9,303,176)	60,389,924
Securities sold short	(454,705)	212,724
Purchased options	2,452	(2,452)
Written options	(311,429)	394,381

Increase in net assets from operations	11,710,773	71,390,327

FROM DISTRIBUTIONS
Net investment income - Class A	(3,256,839)	—
Net investment income - Class C	(810,568)	—
Net investment income - Institutional Class	(4,732,784)	(378,007)

Net decrease in net assets resulting from distributions paid	(8,800,191)	(378,007)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold - Class A	5,653,275	1,869,880
Proceeds from shares sold - Class C	273,371	729,148
Proceeds from shares sold - Institutional Class	13,453,585	14,289,863
Net asset value of shares issued to shareholders in payment of distributions declared - Class A	656,064	—
Net asset value of shares issued to shareholders in payment of distributions declared - Class C	633,186	—
Net asset value of shares issued to shareholders in payment of distributions declared - Institutional Class	2,589,462	206,054
Payments for shares redeemed - Class A(1)	(15,113,046)	(17,876,821)
Payments for shares redeemed - Class C(2)	(8,922,979)	(9,572,575)
Payments for shares redeemed - Institutional Class(3)	(29,695,280)	(26,985,795)

Net decrease from capital share transactions	(30,472,362)	(37,340,246)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(27,561,780)	33,672,074
NET ASSETS
Beginning of Year	$216,919,447	$183,247,373

End of Year	$189,357,667	$216,919,447

ACCUMULATED NET INVESTMENT INCOME	$2,464,845	$8,800,191

(1)	Net of redemption fees of $12 and $- for the year ended February 28, 2018 and February 28, 2017, respectively.
(2)	Net of redemption fees of $56 and $- for the year ended February 28, 2018 and February 28, 2017, respectively.
(3)	Net of redemption fees of $4 and $5 for the year ended February 28, 2018 and February 28, 2017, respectively.

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Snow Capital Focused Value Fund

Statements of Changes in Net Assets

	Year Ended February 28, 2018	Year Ended February 28, 2017
FROM OPERATIONS
Net investment income	$12,314	$8,054
Net realized gain on:
Investments	119,239	15,809
Net change in unrealized appreciation (depreciation)
Investments	(6,966)	207,385

Increase in net assets from operations	124,587	231,248

FROM DISTRIBUTIONS
Net investment income - Class A	(1,006)	(35)
Net investment income - Institutional Class	(13,818)	(5,692)
Net realized gain - Class A	(251)	—
Net realized gain - Institutional Class	(35,795)	—

Net decrease in net assets resulting from distributions paid	(50,870)	(5,727)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold - Institutional Class	629,014	1,149,507
Net asset value of shares issued to shareholders in payment of distributions declared - Class A	1,257	35
Net asset value of shares issued to shareholders in payment of distributions declared - Institutional Class	46,944	5,589
Payments for shares redeemed - Institutional Class	(30,232)	—

Net increase from capital share transactions	646,983	1,155,131

TOTAL INCREASE IN NET ASSETS	720,700	1,380,652
NET ASSETS
Beginning of Year	$1,644,210	$263,558

End of Year	$2,364,910	$1,644,210

ACCUMULATED NET INVESTMENT INCOME	$353	$2,863

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Snow Capital Dividend Plus Fund

Statements of Changes in Net Assets

	Year Ended February 28, 2018	Year Ended February 28, 2017
FROM OPERATIONS
Net investment income	$62,500	$28,254
Net realized gain on:
Investments	92,788	76,121
Net change in unrealized appreciation (depreciation)
Investments	(9,226)	243,249

Increase in net assets from operations	146,062	347,624

FROM DISTRIBUTIONS
Net investment income - Class A	(1,840)	(83)
Net investment income - Institutional Class	(59,216)	(19,171)
Net realized gain - Class A	(260)	—
Net realized gain - Institutional Class	(57,453)	—

Net decrease in net assets resulting from distributions paid	(118,769)	(19,254)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold - Class A	3,176	—
Proceeds from shares sold - Institutional Class	951,417	1,850,000
Net asset value of shares issued to shareholders in payment of distributions declared - Class A	2,100	83
Net asset value of shares issued to shareholders in payment of distributions declared - Institutional Class	116,669	19,171
Payments for shares redeemed - Institutional Class	(3,197)	—

Net increase from capital share transactions	1,070,165	1,869,254

TOTAL INCREASE IN NET ASSETS	1,097,458	2,197,624
NET ASSETS
Beginning of Year	$2,468,028	$270,404

End of Year	$3,565,486	$2,468,028

ACCUMULATED NET INVESTMENT INCOME	$12,218	$8,233

The accompanying notes are an integral part of these financial statements.

Snow Capital Small Cap Value Fund - Class A

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended February 28, 2018		Year Ended February 28, 2017		Year Ended February 29, 2016		Year Ended February 28, 2015	Year Ended February 28, 2014
Net Asset Value, Beginning of Period	$30.61		$23.62		$30.94		$32.87	$27.67

Income from investment operations:
Net investment loss(1)	(0.16)		(0.19)		(0.08)		(0.15)	(0.33)
Net realized and unrealized gain (loss) on investments	1.91		7.18		(7.13)		1.76	6.98

Total from Investment Operations	1.75		6.99		(7.21)		1.61	6.65

Less Distributions:
From net realized gain on investments	—		—		(0.11)		(3.54)	(1.45)

Total Distributions to Shareholders	—		—		(0.11)		(3.54)	(1.45)

Paid-in capital from redemption fees(2) (Note 2)	0.00		0.00		0.00		0.00	0.00

Net Asset Value, End of Period	$32.36		$30.61		$23.62		$30.94	$32.87

Total Return(3)	5.72%		29.59%		(23.35)%		4.75%	23.94%

Supplemental Data and Ratios:
Net Assets at End of Period (000’s Omitted)	$15,236		$21,013		$20,174		$32,604	$53,755
Ratio of expenses to average net assets
Before waivers and reimbursement of expenses	2.14	%(4)	2.05	%(4)	1.93	%(4)	1.79%	2.00%
After waivers and reimbursement of expenses	1.64	%(5)(6)	1.71	%(5)	1.72	%(5)	1.70%	1.87%
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursement of expenses	(1.02)%		(1.02)%		(0.51)%		(0.53)%	(1.18)%
After waivers and reimbursement of expenses	(0.52)%		(0.68)%		(0.30)%		(4.40)%	(1.05)%
Portfolio turnover rate	52.76%		73.84%		60.78%		83.51%	66.22%

(1)	Per share net investment loss was calculated using average shares outstanding.
(2)	Less than 0.05 cent per share.
(3)	Based on net asset value, which does not reflect the sales charge.
(4)	The ratios before waivers and recoupments excluding interest expenses are 2.12%, 2.04% and 1.91% for the years ended February 28, 2018, February 28, 2017 and February 29, 2016, respectively.
(5)	The ratios after waivers and recoupments excluding interest expenses are 1.62%, 1.70%, and 1.70% for the years ended February 28, 2018, February 28, 2017 and February 29, 2016, respectively.
(6)	Effective October 1, 2017, the operating expense limit was reduced by 0.20%.

The accompanying notes are an integral part of these financial statements.

Snow Capital Small Cap Value Fund - Class C

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended February 28, 2018		Year Ended February 28, 2017		Year Ended February 29, 2016		Year Ended February 28, 2015	Year Ended February 28, 2014
Net Asset Value, Beginning of Period	$29.05		$22.58		$29.80		$32.01	$27.18

Income from investment operations:
Net investment loss(1)	(0.36)		(0.38)		(0.26)		(0.36)	(0.54)
Net realized and unrealized gain (loss) on investments	1.79		6.85		(6.85)		1.69	6.82

Total from Investment Operations	1.43		6.47		(7.11)		1.33	6.28

Less Distributions:
From net realized gain on investments	—		—		(0.11)		(3.54)	(1.45)

Total Distributions to Shareholders	—		—		(0.11)		(3.54)	(1.45)

Paid-in capital from redemption fees (Note 2)	—		0.00	(2)	0.00	(2)	0.00 (2)	0.00 (2)

Net Asset Value, End of Period	$30.48		$29.05		$22.58		$29.80	$32.01

Total Return(3)	4.92%		28.65%		(23.88)%		3.95%	23.00%

Supplemental Data and Ratios:
Net Assets at End of Period (000’s Omitted)	$5,230		$8,394		$10,560		$18,739	$13,924
Ratio of expenses to average net assets
Before waivers and reimbursements of expenses	2.89	%(4)	2.73	%(4)	2.42	%(4)	2.50%	2.72%
After waivers and reimbursements of expenses	2.39	%(5)	2.46	%(5)	2.41	%(5)	2.45%	2.59%
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements of expenses	(1.77)%		(1.71)%		(1.00)%		(1.15)%	(1.85)%
After waivers and reimbursements of expenses	(1.27)%		(1.44)%		(0.98)%		(1.10)%	(1.72)%
Portfolio turnover rate	52.76%		73.84%		60.78%		83.51%	66.22%

(1)	Per share net investment loss was calculated using average shares outstanding.
(2)	Less than 0.05 cent per share.
(3)	Based on net asset value, which does not reflect the sales charge.
(4)	The expense ratio before waivers and recoupments of expenses excluding interest expenses are 2.87%, 2.72% and 2.41% for the years ended February 28, 2018, February 28, 2017 and February 29, 2016, respectively.
(5)	The expense ratio after waivers and recoupments of expenses excluding interest expenses are 2.37%, 2.45%, and 2.40% for the years ended February 28, 2018, February 28, 2017 and February 29, 2016, respectively.

The accompanying notes are an integral part of these financial statements.

Snow Capital Small Cap Value Fund - Institutional Class

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended February 28, 2018		Year Ended February 28, 2017		Year Ended February 29, 2016		Year Ended February 28, 2015	Year Ended February 28, 2014
Net Asset Value, Beginning of Period	$31.14		$23.96		$31.31		$33.14	$27.82

Income from investment operations:
Net investment loss(1)	(0.08)		(0.12)		(0.01)		(0.02)	(0.25)
Net realized and unrealized gain (loss) on investments	1.94		7.30		(7.23)		1.73	7.02

Total from Investment Operations	1.86		7.18		(7.24)		1.71	6.77

Less Distributions:
From net realized gain on investments	—		—		(0.11)		(3.54)	(1.45)

Total Distributions to Shareholders	—		—		(0.11)		(3.54)	(1.45)

Paid-in capital from redemption fees (Note 2)	0.00	(2)	0.00	(2)	0.00	(2)	0.00 (2)	0.00 (2)

Net Asset Value, End of Period	$33.00		$31.14		$23.96		$31.31	$33.14

Total Return	6.01%		29.97%		(23.17)%		5.01%	24.24%

Supplemental Data and Ratios:
Net Assets at End of Period (000’s Omitted)	$19,220		$28,201		$28,304		$57,662	$26,753
Ratio of expenses to average net assets
Before waivers and reimbursements of expenses	1.89	%(3)	1.80	%(3)	1.67	%(3)	1.57%	1.74%
After waivers and reimbursements of expenses	1.39	%(4)(5)	1.46	%(4)	1.46	%(4)	1.45%	1.61%
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements of expenses	(0.77)%		(0.77)%		(0.24)%		(0.19)%	(0.90)%
After waivers and reimbursements of expenses	(0.27)%		(0.43)%		(0.04)%		(0.07)%	(0.77)%
Portfolio turnover rate	52.76%		73.84%		60.78%		83.51%	66.22%

(1)	Per share net investment loss was calculated using average shares outstanding.
(2)	Less than 0.05 cent per share.
(3)	The expense ratio before waivers and recoupments of expenses excluding interest expenses are 1.88%, 1.79% and 1.66% for the years ended February 28, 2018, February 28, 2017 and February 29, 2016, respectively.
(4)	The expense ratio after waivers and recoupments of expenses excluding interest expenses are 1.37%, 1.45%, and 1.45% for the years ended February 28, 2018, February 28, 2017 and February 29, 2016, respectively.
(5)	Effective October 1, 2017, the operating expense limit was reduced by 0.20%.

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund - Class A

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended February 28, 2018		Year Ended February 28, 2017		Year Ended February 29, 2016		Year Ended February 28, 2015	Year Ended February 28, 2014
Net Asset Value, Beginning of Period	$26.55		$18.61		$27.96		$30.44	$23.35

Income from investment operations:
Net investment income(1)	0.32		0.99		0.10		0.03	0.01
Net realized and unrealized gain (loss) on investments	1.33		6.95		(8.85)		1.60	7.08

Total from Investment Operations	1.65		7.94		(8.75)		1.63	7.09

Less Distributions:
From investment income	(1.25)		—		—		(0.04)	—
From net realized gain on investments	—		—		(0.60)		(4.07)	—

Total Distributions to Shareholders	(1.25)		—		(0.60)		(4.11)	—

Paid-in capital from redemption fees (Note 2)	0.00	(2)	—		0.00	(2)	0.00 (2)	0.00 (2)

Net Asset Value, End of Period	$26.95		$26.55		$18.61		$27.96	$30.44

Total Return(3)	6.12%		42.59%		(31.55)%		5.03%	30.36%

Supplemental Data and Ratios:
Net Assets at End of Period (000’s Omitted)	$72,100		$79,907		$68,874		$116,812	$125,243
Ratio of expenses to average net assets	1.58	%(4)(5)	1.58	%(4)	1.59	%(4)	1.47%	1.51%
Ratio of net investment income (loss) to average net assets	1.18	%(6)	4.26	%(6)	0.40	%(6)	0.11%	0.04%
Portfolio turnover rate	71.53%		83.56%		67.95%		83.32%	90.69%

(1)	Per share net investment income was calculated using average shares outstanding.
(2)	Less than 0.05 cent per share.
(3)	Based on net asset value, which does not reflect the sales charge.
(4)	The ratio of expenses excluding dividends and interest expenses on short positions are 1.50%, 1.54%, and 1.50% for the years ended February 28, 2018, February 28, 2017 and February 29, 2016, respectively.
(5)	The net investment income ratios include dividends on short positions and interest expense.
(6)	Effective October 1, 2017, the operating expense limit was reduced by 0.20%.

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund - Class C

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended February 28, 2018		Year Ended February 28, 2017		Year Ended February 29, 2016		Year Ended February 28, 2015	Year Ended February 28, 2014
Net Asset Value, Beginning of Period	$24.74		$17.47		$26.49		$29.20	$22.57

Income from investment operations:
Net investment income (loss)(1)	0.12		0.77		(0.08)		(0.18)	(0.17)
Net realized and unrealized gain (loss) on investments	1.22		6.50		(8.34)		1.54	6.80

Total from Investment Operations	1.34		7.27		(8.42)		1.36	6.63

Less Distributions:
From investment income	(0.97)		—		—		—	—
From net realized gain on investments	—		—		(0.60)		(4.07)	—

Total Distributions to Shareholders	(0.97)		—		(0.60)		(4.07)	—

Paid-in capital from redemption fees (Note 2)	0.00	(2)	—		0.00	(2)	0.00 (2)	0.00 (2)

Net Asset Value, End of Period	$25.11		$24.74		$17.47		$26.49	$29.20

Total Return(3)	5.31%		41.53%		(32.05)%		4.27%	29.42%

Supplemental Data and Ratios:
Net Assets at End of Period (000’s Omitted)	$20,597		$28,286		$27,099		$55,434	$52,955
Ratio of expenses to average net assets	2.33	%(4)(5)	2.33	%(4)	2.33	%(4)	2.18%	2.22%
Ratio of net investment income (loss) to average net assets	0.50	%(6)	3.53	%(6)	(0.37	)%(6)	(0.59)%	(0.64)%
Portfolio turnover rate	71.53%		83.56%		67.95%		83.32%	90.69%

(1)	Per share net investment income was calculated using average shares outstanding.
(2)	Less than 0.05 cent per share.
(3)	Based on net asset value, which does not reflect the sales charge.
(4)	The ratio of expenses excluding dividends and interest expenses on short positions are 2.25%, 2.29%, and 2.25% for the years ended February 28, 2018, February 28, 2017 and February 29, 2016, respectively.
(5)	Effective October 1, 2017, the operating expense limit was reduced by 0.20%.
(6)	The net investment income ratios include dividends on short positions and interest expense.

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund - Institutional Class

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended February 28, 2018		Year Ended February 28, 2017		Year Ended February 29, 2016		Year Ended February 28, 2015	Year Ended February 28, 2014
Net Asset Value, Beginning of Period	$26.83		$18.83		$28.20		$30.67	$23.48

Income from investment operations:
Net investment income(1)	0.38		1.05		0.16		0.11	0.09
Net realized and unrealized gain (loss) on investments	1.35		7.04		(8.93)		1.61	7.11

Total from Investment Operations	1.73		8.09		(8.77)		1.72	7.20

Less Distributions:
From investment income	(1.32)		(0.09)		—		(0.12)	(0.01)
From net realized gain on investments	—		—		(0.60)		(4.07)	—

Total Distributions to Shareholders	(1.32)		(0.09)		(0.60)		(4.19)	(0.01)

Paid-in capital from redemption fees(2) (Note 2)	0.00		0.00		0.00		0.00	0.00

Net Asset Value, End of Period	$27.24		$26.83		$18.83		$28.20	$30.67

Total Return(3)	6.37%		43.00%		(31.38)%		5.31%	30.67%

Supplemental Data and Ratios:
Net Assets at End of Period (000’s) Omitted)	$96,661		$108,727		$87,274		$174,530	$151,247
Ratio of expenses to average net assets	1.33	%(4)(5)	1.33	%(4)	1.33	%(4)	1.22%	1.26%
Ratio of net investment income (loss) to average net assets	1.41	%(6)	4.47	%(6)	0.63	%(6)	0.36%	0.32%
Portfolio turnover rate	71.53%		83.56%		67.95%		83.32%	90.69%

(1)	Per share net investment income was calculated using average shares outstanding.
(2)	Less than 0.05 cent per share.
(3)	Based on net asset value, which does not reflect the sales charge.
(4)	The ratio of expenses excluding dividends and interest expenses on short positions are 1.25%, 1.29%, and 1.25% for the years ended February 28, 2018, February 28, 2017 and February 29, 2016, respectively.
(5)	The net investment income ratios include dividends on short positions and interest expense.

The accompanying notes are an integral part of these financial statements.

Snow Capital Focused Value Fund - Class A

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period/Year

	Year Ended February 28, 2018	Year Ended February 28, 2017	Year Ended February 29, 2016	Year Ended February 28, 2015	Period Ended February 28, 2014(1)
Net Asset Value, Beginning of Period	$21.60	$15.96	$22.54	$24.02	$20.00

Income from investment operations:
Net investment income	0.09 (2)	0.21 (2)	0.17	0.10	0.11
Net realized and unrealized gain (loss) on investments	1.56	5.48	(6.58)	2.11	6.73

Total from Investment Operations	1.65	5.69	(6.41)	2.21	6.84

Less Distributions:
From investment income	(1.53)	(0.05)	(0.14)	(0.10)	(0.11)
From net realized gain on investments	(0.38)	—	(0.03)	(3.59)	(2.71)

Total Distributions to Shareholders	(1.91)	(0.05)	(0.17)	(3.69)	(2.82)

Net Asset Value, End of Period	$21.34	$21.60	$15.96	$22.54	$24.02

Total Return(3) (4)	7.26%	35.68%	(28.52)%	8.91%	34.48%

Supplemental Data and Ratios:
Net Assets at End of Period (000’s Omitted)	$15	$14	$10	$15	$13
Ratio of expenses to average net assets
Before waivers and reimbursements of expenses(5)	8.66%	16.76%	18.63%	15.37%	17.16%
After waivers and reimbursements of expenses(5)	1.20%	1.28%	1.40%	1.40%	1.40%
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements of expenses(5)	(7.05)%	(14.40)%	(16.40)%	(13.57)%	(15.23)%
After waivers and reimbursements of expenses(5)	0.41%	1.08%	0.82%	0.40%	0.52%
Portfolio turnover rate(4)	57.34%	91.78%	71.87%	84.34%	87.78%

(1)	Fund commenced operations on March 28, 2013.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Based on net asset value, which does not reflect the sales charge.
(4)	Not annualized for periods less than a full year.
(5)	Annualized for periods less than a full year.

The accompanying notes are an integral part of these financial statements.

Snow Capital Focused Value Fund - Institutional Class

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period/Year

	Year Ended February 28, 2018	Year Ended February 28, 2017	Year Ended February 29, 2016	Year Ended February 28, 2015	Period Ended February 28, 2014(1)
Net Asset Value, Beginning of Period	$21.62	$15.97	$22.56	$24.03	$20.00

Income from investment operations:
Net investment income	0.14 (2)	0.22 (2)	0.22	0.16	0.16
Net realized and unrealized gain (loss) on investments	1.51	5.53	(6.59)	2.12	6.74

Total from Investment Operations	1.65	5.75	(6.37)	2.28	6.90

Less Distributions:
From investment income	(0.15)	(0.10)	(0.19)	(0.16)	(0.16)
From net realized gain on investments	(0.38)	—	(0.03)	(3.59)	(2.71)

Total Distributions to Shareholders	(0.53)	(0.10)	(0.22)	(3.75)	(2.87)

Net Asset Value, End of Period	$22.74	$21.62	$15.97	$22.56	$24.03

Total Return(3)(4)	7.52%	36.03%	(28.37)%	9.21%	34.80%

Supplemental Data and Ratios:
Net Assets at End of Period (000’s Omitted)	$2,350	$1,630	$253	$353	$323
Ratio of expenses to average net assets
Before waivers and reimbursements of expenses(5)	8.34%	16.51%	18.38%	15.12%	16.91%
After waivers and reimbursements of expenses(5)	0.95%	1.03%	1.15%	1.15%	1.15%
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements of expenses(5)	(6.75)%	(14.39)%	(16.15)%	(13.32)%	(14.98)%
After waivers and reimbursements of expenses(5)	0.64%	1.09%	1.07%	0.65%	0.77%
Portfolio turnover rate(4)	57.34%	91.78%	71.87%	84.34%	87.78%

(1)	Fund commenced operations on March 28, 2013.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Based on net asset value, which does not reflect the sales charge.
(4)	Not annualized for periods less than a full year.
(5)	Annualized for periods less than a full year.

The accompanying notes are an integral part of these financial statements.

Snow Capital Dividend Plus Fund - Class A

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period/Year

	Year Ended February 28, 2018	Year Ended February 28, 2017		Year Ended February 29, 2016	Year Ended February 28, 2015	Period Ended February 28, 2014(1)
Net Asset Value, Beginning of Period	$22.57	$16.62		$21.54	$22.19	$20.00

Income from investment operations:
Net investment income	0.38 (2)	0.60	(2)	0.45	0.48	0.36
Net realized and unrealized gain (loss) on investments	0.62	5.48		(4.92)	1.88	4.09

Total from Investment Operations	1.00	6.08		(4.47)	2.36	4.45

Less Distributions:
From investment income	(2.83)	(0.13)		(0.45)	(0.45)	(0.37)
From net realized gain on investments	(0.40)	—		—	(2.56)	(1.89)

Total Distributions to Shareholders	(3.23)	(0.13)		(0.45)	(3.01)	(2.26)

Net Asset Value, End of Period	$20.34	$22.57		$16.62	$21.54	$22.19

Total Return(3)(5)	3.97%	36.59%		(20.87)%	10.90%	22.36%

Supplemental Data and Ratios:
Net Assets at End of Period (000’s Omitted)	$18	$15		$11	$14	$12
Ratio of expenses to average net assets
Before waivers and reimbursements of expenses(6)	5.63%	13.12%		20.72%	17.14%	18.29%
After waivers and reimbursements of expenses(6)	1.21%	1.21	%(4)	1.25%	1.25%	1.25%
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements of expenses(6)	(2.72)%	(8.98)%		(16.84)%	(13.82)%	(15.25)%
After waivers and reimbursements of expenses(6)	1.70%	2.93%		2.64%	2.07%	1.80%
Portfolio turnover rate(5)	55.82%	81.06%		66.54%	83.58%	73.96%

(1)	Fund commenced operations on March 28, 2013.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Based on net asset value, which does not reflect the sales charge.
(4)	Effective October 31, 2016, the operating expense limit was reduced by 0.05%.
(5)	Not annualized for periods less than a full year.
(6)	Annualized for periods less than a full year.

The accompanying notes are an integral part of these financial statements.

Snow Capital Dividend Plus Fund - Institutional Class

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period/Year

	Year Ended February 28, 2018	Year Ended February 28, 2017		Year Ended February 29, 2016	Year Ended February 28, 2015	Period Ended February 28, 2014(1)
Net Asset Value, Beginning of Period	$22.59	$16.63		$21.55	$22.19	$20.00

Income from investment operations:
Net investment income	0.45 (2)	0.63	(2)	0.50	0.54	0.42
Net realized and unrealized gain (loss) on investments	0.53	5.51		(4.93)	1.89	4.08

Total from Investment Operations	0.98	6.14		(4.43)	2.43	4.50

Less Distributions:
From investment loss	(0.41)	(0.18)		(0.49)	(0.51)	(0.42)
From net realized gain on investments	(0.40)	—		—	(2.56)	(1.89)

Total Distributions to Shareholders	(0.81)	(0.18)		(0.49)	(3.07)	(2.31)

Net Asset Value, End of Period	$22.76	$22.59		$16.63	$21.55	$22.19

Total Return(3)(5)	4.23%	36.93%		(20.67)%	11.21%	22.61%

Supplemental Data and Ratios:
Net Assets at End of Period (000’s Omitted)	$3,547	$2,453		$260	$327	$294
Ratio of expenses to average net assets
Before waivers and reimbursements of expenses(6)	5.37%	12.87%		20.47%	16.89%	18.05%
After waivers and reimbursements of expenses(6)	0.95%	0.96	%(4)	1.00%	1.00%	1.00%
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements of expenses(6)	(2.47)%	(8.98)%		(16.59)%	(13.57)%	(15.00)%
After waivers and reimbursements of expenses(6)	1.95%	2.93%		2.89%	2.32%	2.05%
Portfolio turnover rate(5)	55.82%	81.06%		66.54%	83.58%	73.96%

(1)	Fund commenced operations on March 28, 2013.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Based on net asset value, which does not reflect the sales charge.
(4)	Effective October 31, 2016, the operating expense limit was reduced by 0.05%.
(5)	Not annualized for periods less than a full year.
(6)	Annualized for periods less than a full year.

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Notes to Financial Statements

February 28, 2018

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each of the Snow Capital Family of Funds (the “Funds”) represents a distinct portfolio with its own investment objective and policies within the Trust. The investment objective of the Snow Capital Opportunity Fund is protection of investment principal and long-term capital appreciation. The investment objective of the Snow Capital Small Cap Value Fund is long-term capital appreciation. The investment objective of the Snow Capital Focused Value Fund is long-term growth of capital. The investment objective of the Snow Capital Dividend Plus Fund is long-term growth of capital and income. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Trust are segregated, and a shareholder’s interest is limited to the Funds in which shares are held. The Trust has designated three classes of Fund shares, Class A, Class C and Institutional Class, for the Snow Capital Opportunity and Snow Capital Small Cap Value Funds and two share classes, Class A and Institutional Class, for the Snow Capital Focused Value and Snow Capital Dividend Plus Funds. The classes differ principally in their respective distribution expense arrangements as well as their respective sales and redemption fee arrangements. All classes of shares have identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes. Class A shares are subject to an initial maximum sales charge of 5.25% imposed at the time of purchase. The sales charge declines as the amount purchased increases in accordance with the Funds’ prospectus. Class A shares are subject to a contingent deferred sales charge of 0.50% for purchases made at the $1,000,000 breakpoint that are redeemed within twelve months of purchase. Class C shares are subject to a contingent deferred sales charge for redemptions made within twelve months of purchase, in accordance with the Funds’ prospectus. The contingent deferred sales charge is 1.00% of the lesser of the original purchase price or the value of shares being redeemed. Institutional Class shares are no-load shares. The Snow Capital Opportunity Fund became effective and commenced operations on April 28, 2006. The Snow Capital Small Cap Value Fund became effective and commenced operations on November 30, 2010. Each of the Snow Capital Dividend Plus Fund and the Snow Capital Focused Value Fund became effective and commenced operations on March 28, 2013. Costs incurred in connection with the organization, registration and the initial public offering of shares were paid by Snow Capital Management L.P. (the “Adviser”), the Funds’ investment adviser.

Pursuant to a reorganization that took place after the close of business on October 28, 2016 (the “Reorganization”), the Snow Capital Focused Value Fund and Snow Capital Dividend Plus Fund are each the successor to the Snow Capital Focused Value Fund and Snow Capital Dividend Plus Fund, both a series of the 360 Funds (the “Predecessor Funds”), respectively. The Predecessor Funds and the Funds have the same investment objectives and substantially the same strategies and investment policies.

The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a)	Investment Valuation

Each security owned by the Funds that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. If the security is listed on more than one exchange, the Funds will use the price of the exchange that the Funds generally consider to be the principal exchange on which the stock is traded.

Fund securities listed on the NASDAQ Stock Market, LLC (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day or at the latest sale price on the Composite Market (defined as the consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter markets as published by an approved pricing service (“Pricing Service”)).

Debt securities, including short-term debt instruments having a maturity of 60 days or less, are valued by an approved Pricing Service. Pricing Services may use various valuation methodologies such as the mean between the bid and the asked prices, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. If a price is not available from a Pricing Service, the most recent quotation obtained from one or more broker-dealers known to follow the issue will be obtained. Quotations will be valued at the mean between the bid and the offer. In the absence of available quotations, the security will be priced at fair value in accordance with the procedures approved by the Board of Trustees. Any discount or premium is accreted or amortized using the constant yield method over the life of the security. Constant yield amortization takes into account the income that is produced on a debt security. This accretion/amortization type utilizes the discount rate used in computing the present value of all future principal and interest payments made by a debt instrument and produces an amount equal to the cost of the debt instrument.

Money market funds, demand notes and repurchase agreements are valued at cost. If cost does not represent current market value the securities will be priced at fair value.

Redeemable securities issued by open-end, registered investment companies are valued at the NAVs of such companies for purchase and/or redemption orders placed on that day. All exchange-traded funds are valued at the last reported sale price on the exchange on which the security is principally traded.

If market quotations are not readily available, any security or other financial instrument is valued at its fair value as determined under fair value pricing procedures approved by the Board. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that the Funds are accurately priced. The Board will regularly evaluate whether the Funds’ fair value pricing procedures continue to be appropriate in light of the specific circumstances of each Fund and the quality of prices obtained through application of such procedures by the Trust’s valuation committee.

FASB Accounting Standards Codification, “Fair Value Measurement” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value. ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

•	Level 1 – Quoted prices in active markets for identical securities.
•	Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. During the year ended February 28, 2018, no securities were transferred into or out of Level 1 or 2. The Funds held no Level 3 securities throughout the year ended February 28, 2018. The following is a summary of the inputs used to value the Funds’ investments carried at fair value as of February 28, 2018.

Snow Capital Small Cap Value Fund

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks	$39,018,400	$—	$—	$39,018,400

Total Equity	39,018,400	—	—	39,018,400
Money Market Funds	959,927	—	—	959,927

Total Investments in Securities	$39,978,327	$—	$—	$39,978,327

Snow Capital Opportunity Fund

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks	$171,254,261	$—	$—	$171,254,261
Real Estate Investment Trusts	2,803,717	—	—	2,803,717

Total Equity	174,057,978	—	—	174,057,978
Fixed Income
Corporate Bonds	—	2,878,018	—	2,878,018

Total Fixed Income	—	2,878,018	—	2,878,018
Money Market Funds	15,316,016	—	—	15,316,016

Total Investments in Securities	$189,373,994	$2,878,018	$—	$192,252,012

Other Financial Instruments:
Securities Sold Short	$(20,285,412)	$—	$—	$(20,285,412)

Written Options	$(1,534,059)	$(446,614)	$—	$(1,980,673)

Snow Capital Focused Value Fund

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks	$2,230,875	$—	$—	$2,230,875
Exchange-Traded Funds	113,661	—	—	113,661

Total Equity	2,344,536	—	—	2,344,536
Money Market Funds	33,825	—	—	33,825

Total Investments in Securities	$2,378,361	$—	$—	$2,378,361

Snow Capital Dividend Plus Fund

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks	$2,644,270	$—	$—	$2,644,270
Convertible Preferred Stock	98,524	—	—	98,524
Master Limited Partnerships	165,965	—	—	165,965
Preferred Stock	224,203	—	—	224,203
Real Estate Investment Trusts	190,407	—	—	190,407

Total Equity	3,323,369	—	—	3,323,370
Fixed Income
Corporate Bonds	—	67,438	—	67,438

Total Fixed Income	—	67,438	—	67,438
Money Market Funds	181,827	—	—	181,827

Total Investments in Securities	$3,505,196	$67,438	$—	$3,572,634

During the year ended February 28, 2018, there were no transfers between levels for the Funds. It is the Funds’ policy to record transfers between levels at the end of the year.

The Snow Capital Small Cap Value, Focused Value and Dividend Plus Funds did not hold derivative instruments during the period presented.

The Snow Capital Opportunity Fund may use certain options and futures contracts and options on futures contracts (collectively, “Derivative Instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of the Fund’s position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions.

Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded and from imposition of daily price fluctuation limits or trading halts.

Snow Capital Opportunity Fund

The fair value of derivative instruments as reported within the Statement of Assets and Liabilities as of February 28, 2018:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets & Liabilities Location	Value	Statement of Assets & Liabilities Location	Value
Equity Contracts—Options	Investments, at value	$—	Options written, at value	$(1,980,673)

Total		$—		$(1,980,673)

The effect of derivative instruments on the Statement of Operations for the year ended February 28, 2018:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Purchased Options	Written Options	Total
Equity Contracts—Options	$(3,052)	$2,533,581	$2,536,633

Total	$(3,052)	$2,533,581	$2,536,633

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Purchased Options	Written Options	Total
Equity Contracts—Options	$2,452	$(311,429)	$(308,977)

Total	$2,452	$(311,429)	$(308,977)

The average monthly notional amount outstanding for purchased and written options during the year ended February 28, 2018 were 598,077 and (41,039,894), respectively.

The Fund is not subject to any Master Netting Arrangements, therefore the Fund did not offset any assets or liabilities.

(b)	Options

The Snow Capital Opportunity Fund may purchase and write call or put options on securities and indices and enter into related closing transactions. As a holder of a call option, the Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period. As the writer of a call option, the Fund has the obligation to sell the security at the exercise price during the exercise period. As a holder of a put option, the Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, the Fund has the obligation to buy the underlying security at the exercise price during the exercise period.

The premium that the Fund pays when purchasing an option or receives when writing an option will reflect, among other things, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period, current interest rates and supply and demand factors. The premium is the market value of an option at the time the contract trade is executed.

A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

(c)	Federal Income Taxes

The Funds comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and make the requisite distributions of income and capital gains to their shareholders sufficient to relieve them from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

(d)	Distributions to Shareholders

The Funds will distribute any net investment income and any net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

The amount of the dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. The differences are either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment.

(e)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f)	Share Valuation

The net asset value (“NAV”) per share of a Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The Funds charge a 0.50% redemption fee on shares held less than thirty days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Funds will retain the fee charged as an increase in paid-in capital and such fees become part of the Funds’ daily NAV calculation.

Redemption fees were charged by the Funds as follows:

	Year Ended February 28, 2018	Year Ended February 28, 2017
Snow Capital Small Cap Value Fund	$12	$10
Snow Capital Opportunity Fund	$72	$5
Snow Capital Focused Value Fund	$—	$—
Snow Capital Dividend Plus Fund	$—	$—

(g)	Expenses

Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are typically allocated evenly between the funds of the Trust or by other equitable means. Expenses directly attributable to a class of shares, which presently only include 12b-l distribution and service fees, are recorded to the specific class.

(h)	Other

Investment transactions are recorded on the trade date. The Funds determine the gain or loss from investment transactions on the identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(3)	Federal Tax Matters

The tax character of distributions paid were as follows:

	Year Ended February 28, 2018	Year Ended February 28, 2017
Snow Capital Small Cap Value Fund
Ordinary Income	$—	$—
Long Term Capital Gain	$—	$—
Snow Capital Opportunity Fund
Ordinary Income	$8,800,191	$378,007
Long Term Capital Gain	$—	$—
Snow Capital Focused Value Fund
Ordinary Income	$38,344	$5,726
Long Term Capital Gain	$12,526	$1
Snow Capital Dividend Plus Fund
Ordinary Income	$118,769	$19,254
Long Term Capital Gain	$—	$—

As of February 28, 2018, the components of accumulated earnings on a tax basis were as follows:

	Snow Capital Small Cap Value Fund	Snow Capital Opportunity Fund	Snow Capital Focused Value Fund	Snow Capital Dividend Plus Fund
Cost basis of investment for Federal income tax purposes	$37,518,038	$150,352,892	$2,239,464	$3,374,259

Gross tax unrealized appreciation	5,762,941	28,174,286	290,808	376,407
Gross tax unrealized depreciation	(3,302,652)	(8,541,251)	(151,911)	(178,032)

Net tax unrealized appreciation	2,460,289	19,633,035	138,897	198,375

Undistributed ordinary income	—	2,464,845	54,473	31,747
Undistributed long-term capital gain	—	—	25,835	81,051

Total distributable earnings	—	2,464,845	80,308	112,798

Other accumulated losses	(3,756,033)	(13,540,403)	—	(14,891)

Total accumulated earnings	$(1,295,744)	$8,557,477	$219,205	$296,282

The difference between book basis and tax basis of investments is attributable to deferral of losses on wash sales. The cost basis of investment for Federal income tax purposes for Snow Capital Opportunity Fund includes a reduction of $19,536,228 and $2,063,625 for short securities and written options, respectively.

On the Statements of Assets and Liabilities, the following adjustments were made for permanent tax adjustment:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/ (Loss)	Paid In Capital
Snow Capital Small Cap Value Fund	$271,671	$—	$(271,671)
Snow Capital Opportunity Fund	$20,956	$(20,956)	$—
Snow Capital Focused Value Fund	$—	$—	$—
Snow Capital Dividend Plus Fund	$2,541	$(2,541)	$—

At February 28, 2018, the Snow Capital Small Cap Value Fund deferred, on a tax basis, late-year ordinary losses of $39,620.

At February 28, 2018, the following Funds had capital losses remaining, which will be carried forward indefinitely to offset future realized capital gains. To the extent a fund realize future net capital gains, taxable distributions to its shareholders will be first offset by any unused capital loss carryovers from the year ended February 28, 2018.

	Short-term	Long-term
Snow Capital Small Cap Value Fund	$—	$3,716,413
Snow Capital Opportunity Fund	$13,540,403	$—

The Funds had no material uncertain tax positions and have not recorded a liability for unrecognized tax benefits as of February 28, 2018. Also, the Funds have not recognized interest and penalties related to uncertain tax benefits in fiscal 2018. At February 28, 2018, fiscal years 2015 through 2018 for all Funds remain open to examination in the Funds’ major tax jurisdictions.

(4)	Investment Adviser

The Trust has entered into an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Funds. Under the terms of the Agreement, the Trust, on behalf of the Funds, compensates the Adviser for its management services at the following annual rates based on each Fund’s average daily net assets.

	Rate
Small Cap Value Fund	0.95	%(1)
Opportunity Fund	0.80	%(1)
Focused Value Fund	0.70%
Dividend Plus Fund	0.70%

(1)	Effective October 1, 2017, the management fee was reduced by 0.20%.

The Adviser has agreed to waive its management fees and/or reimburse a Fund’s other expenses at least through the expiration dates listed below, to the extent necessary to ensure that each Fund’s total annual operating expenses (exclusive of front-end or contingent deferred sales loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage, interest, brokerage commissions, acquired fund fees and expenses, dividends or interest expense on short positions, expenses incurred in connections with any merger or reorganization or extraordinary expenses such as litigation) do not exceed the Expense Limitation Caps as follows:

	Expense Limitation Cap		Expiration Date
Small Cap Value Fund	1.25	%(1)	June 28, 2018
Opportunity Fund	1.30	%(1)	June 28, 2018
Focused Value Fund	0.95%		October 28, 2019
Dividend Plus Fund	0.95%		October 28, 2019

(1)	Effective October 1, 2017, the expense limitations cap was reduced by 0.20%.

Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period do not exceed the lesser of: (1) the Expense Limitation Cap in place at the time of the waiver or reimbursement or (2) the Expense Limitation Cap in place at the time of recoupment; provided, however, that the Adviser shall only be entitled to recoup such amounts over the following three year period from the date of the waiver or reimbursement. The following table details the remaining waived or reimbursed expenses subject to potential recovery expiring:

	Small Cap Value Fund	Opportunity Fund	Focused Value Fund	Dividend Plus Fund
February 29, 2019	$147,185	$—	$57,556	$59,499
February 28, 2020	$189,231	$—	$83,549	$83,508
February 28, 2021	$224,397	$—	$77,416	$75,573

(5)	Distribution and Shareholder Servicing Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Funds, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of 0.25% and 0.75% of each Fund’s average daily net assets of Class A and Class C shares, respectively, for services to prospective Fund shareholders and distribution of Fund shares, and 0.25% of each Fund’s average daily net assets of Class C shares for shareholder servicing, as applicable. During the year ended February 28, 2018, the Funds accrued expenses pursuant to the 12b-1 Plan as follows:

	12b-1 Fees	Shareholder Servicing Fees
Small Cap Value Fund
Class A	$42,857	N/A
Class C	$46,362	$15,454
Opportunity Fund
Class A	$184,807	N/A
Class C	$179,927	$59,976
Focused Value Fund
Class A	$37	N/A
Dividend Plus Fund
Class A	$38	N/A

(6)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Funds’ Administrator and Fund Accountant under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals. USBFS also serves as the transfer agent to the Funds. U.S. Bank, N.A. (“US Bank”), an affiliate of USBFS, serves as each Fund’s custodian. Fees incurred for the year ended February 28, 2018, and owed as of February 28, 2018, are as follows:

Administration and Accounting	Incurred	Owed
Small Cap Value Fund	$134,617	$21,183
Opportunity Fund	$264,805	$41,549
Focused Value Fund	$69,103	$5,738
Dividend Plus Fund	$70,137	$6,730

Transfer Agency(1)	Incurred	Owed
Small Cap Value Fund	$73,126	$11,584
Opportunity Fund	$108,256	$17,853
Focused Value Fund	$26,561	$1,661
Dividend Plus Fund	$26,505	$1,605

(1)	This amount does not include sub-transfer agency fees, and therefore it does not agree to the amount on the Statement of Operations for the Small Cap Value and Opportunity Funds.

Custody	Incurred	Owed
Small Cap Value Fund	$9,461	$1,358
Opportunity Fund	$22,488	$3,732
Focused Value Fund	$7,557	$1,504
Dividend Plus Fund	$6,527	$1,067

The Small Cap Value and Opportunity Funds each have a line of credit with US Bank (see Note 9).

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of USBFS and US Bank.

Certain officers of the Funds are also employees of USBFS. A Trustee of the Trust is affiliated with USBFS and US Bank. This same Trustee is a board member and an interested person of the Distributor.

The Trust’s Chief Compliance Officer (“CCO”) is also an employee of USBFS. Each Fund’s allocation of the Trust’s CCO fee incurred for the year ended February 28, 2018, and owed as of February 28, 2018, are as follows:

CCO	Incurred	Owed
Small Cap Value Fund	$7,991	$1,327
Opportunity Fund	$7,991	$1,329
Focused Value Fund	$7,999	$460
Dividend Plus Fund	$7,999	$460

USBFS waived a portion of administration, transfer agent and CCO fees for the period March 1, 2017 through February 28, 2018.

(7)	Capital Share Transactions

Transactions in shares of the Funds were as follows:

Snow Capital Small Cap Value Fund – Class A Shares	Year Ended February 28, 2018	Year Ended February 28, 2017
Shares Sold	15,195	67,050
Shares issued to holders in reinvestment of distributions	—	—
Shares Redeemed	(230,765)	(234,850)

Net decrease	(215,570)	(167,800)

Snow Capital Small Cap Value Fund – Class C Shares	Year Ended February 28, 2018	Year Ended February 28, 2017
Shares Sold	9,362	20,260
Shares issued to holders in reinvestment of distributions	—	—
Shares Redeemed	(126,729)	(198,958)

Net decrease	(117,367)	(178,698)

Snow Capital Small Cap Value Fund – Institutional Class Shares	Year Ended February 28, 2018	Year Ended February 28, 2017
Shares Sold	132,426	304,629
Shares issued to holders in reinvestment of distributions	—	—
Shares Redeemed	(455,580)	(580,291)

Net decrease	(323,154)	(275,662)

Snow Capital Opportunity Fund – Class A Shares	Year Ended February 28, 2018	Year Ended February 28, 2017
Shares Sold	206,502	75,690
Shares issued to holders in reinvestment of distributions	23,891	—
Shares Redeemed	(564,649)	(766,423)

Net decrease	(334,256)	(690,733)

Snow Capital Opportunity Fund – Class C Shares	Year Ended February 28, 2018	Year Ended February 28, 2017
Shares Sold	10,948	33,547
Shares issued to holders in reinvestment of distributions	24,724	—
Shares Redeemed	(358,492)	(441,061)

Net decrease	(322,820)	(407,514)

Snow Capital Opportunity Fund – Institutional Class Shares	Year Ended February 28, 2018	Year Ended February 28, 2017
Shares Sold	498,640	602,054
Shares issued to holders in reinvestment of distributions	93,348	8,017
Shares Redeemed	(1,096,463)	(1,192,886)

Net decrease	(504,475)	(582,815)

Snow Capital Focused Value Fund – Class A Shares	Year Ended February 28, 2018	Year Ended February 28, 2017
Shares Sold	—	—
Shares issued to holders in reinvestment of distributions	56	2
Shares Redeemed	—	—

Net increase	56	2

Snow Capital Focused Value Fund – Institutional Class Shares	Year Ended February 28, 2018	Year Ended February 28, 2017
Shares Sold	27,191	59,268
Shares issued to holders in reinvestment of distributions	1,976	270
Shares Redeemed	(1,236)	—

Net increase	27,931	59,538

Snow Capital Dividend Plus Fund – Class A Shares	Year Ended February 28, 2018	Year Ended February 28, 2017
Shares Sold	157	—
Shares issued to holders in reinvestment of distributions	100	4
Shares Redeemed	—	—

Net increase	257	4

Snow Capital Dividend Plus Fund – Institutional Class Shares	Year Ended February 28, 2018	Year Ended February 28, 2017
Shares Sold	42,401	92,119
Shares issued to holders in reinvestment of distributions	4,962	865
Shares Redeemed	(143)	—

Net increase	47,220	92,984

(8)	Investment Transactions

Purchases and sales of investment securities (excluding short-term instruments) for the year ended February 28, 2018 are summarized below.

	Snow Capital Small Cap Value Fund	Snow Capital Opportunity Fund	Snow Capital Focused Value Fund	Snow Capital Dividend Plus Fund
Purchases:
U.S. Government	$—	$—	$—	$—
Other	$23,564,127	$133,325,589	$1,745,353	$2,636,007
Sales:
U.S. Government	$—	$—	$—	$—
Other	$43,240,338	$178,207,239	$1,100,802	$1,752,811

(9)	Line of Credit

At February 28, 2018, the Small Cap Value Fund and the Opportunity Fund each had a line of credit with a maximum amount of borrowing for the lessor of $10,000,000 and $25,000,000, respectively, or 33% of unencumbered assets maturing August 10, 2018. These unsecured lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with US Bank, the Funds’ custodian. Interest was accrued at the prime rate of 3.75% through March 15, 2017, 4.00% through June 14, 2017 and 4.25% from June 15, 2017 through December 13, 2017 and 4.50% thereafter. There were no loans outstanding at period end. The following table provides information regarding the usage of the line of credit during the year ended February 28, 2018.

	Days Utilized	Average Amount of Borrowing	Interest Expense*	Maximum Amount of Borrowing	Date of Maximum Borrowing
Small Cap Value Fund	157	$433,325	$7,855	$2,681,000	7/17/2017

*	Interest expense is reported on the Statement of Operations.

(10)	Regulatory Update

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased

Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount, which continue to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

(11)	Subsequent Events

The funds have evaluated events and transactions that have occurred subsequent to February 28, 2018 and determined there were no subsequent events that would require recognition or disclosure in the Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders of Snow Capital Family of Funds and

Board of Trustees of Trust for Professional Managers:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of the Snow Capital Family of Funds, comprising Snow Capital Small Cap Value Fund, Snow Capital Opportunity Fund, Snow Capital Focused Value Fund, and Snow Capital Dividend Plus Fund (collectively, the “Funds”), each portfolios of the diversified series constituting Trust for Professional Managers, as of February 28, 2018, the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended for Snow Capital Small Cap Value Fund and Snow Capital Opportunity Fund, the financial highlights for the most recent two years in the period then ended for Snow Capital Focused Value Fund and Snow Capital Dividends Plus Fund, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the portfolios constituting the Snow Capital Family of Funds as of February 28, 2018, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for Snow Capital Small Cap Value Fund and Snow Capital Opportunity Fund and for the most recent two years in the period then ended for Snow Capital Focused Value Fund and Snow Capital Dividends Plus Fund, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of February 28, 2018, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/Deloitte & Touche LLP

Milwaukee, Wisconsin

April 27, 2018

We have served as the auditor of one or more Trust for Professional Managers’ investment companies since 2002.

Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;
•	information you give us orally; and
•	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

Snow Capital Family of Funds

Additional Information

Tax Information

For the fiscal year ended February 28, 2018, certain dividends paid by the Funds may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Small Cap Value Fund	0.00%
Opportunity Fund	42.55%
Focused Value Fund	37.60%
Dividend Plus Fund	62.87%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended February 28, 2018 was as follows:

Small Cap Value Fund	0.00%
Opportunity Fund	34.27%
Focused Value Fund	24.73%
Dividend Plus Fund	54.44%

For the year ended February 28, 2018, taxable ordinary income distributions are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c) for the funds as follows:

Small Cap Value Fund	0.00%
Opportunity Fund	0.00%
Focused Value Fund	61.34%
Dividend Plus Fund	48.59%

Indemnification

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expects, the risk of loss to be remote.

Snow Capital Family of Funds

Additional Information (Continued)

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Funds’ Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-877-SNOWFND (877-766-9363).

Snow Capital Family of Funds

Additional Information (Continued)

(Unaudited)

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Michael D. Akers, Ph.D. 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1955	Trustee	Indefinite Term; Since August 22, 2001	30	Professor, Department of Accounting, Marquette University (2004-present); Chair, Department of Accounting, Marquette University (2004-2017).	Trustee, Independent Trustee, USA MUTUALS (an open-end investment company with three portfolios).

Gary A. Drska 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1956	Trustee	Indefinite Term; Since August 22, 2001	30	Pilot, Frontier/Midwest Airlines, Inc. (airline company) (1986-present).	Independent Trustee, USA MUTUALS (an open-end investment company with three portfolios).

Jonas B. Siegel 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1943	Trustee	Indefinite Term; Since October 23, 2009	30	Retired (2011-present); Managing Director, Chief Administrative Officer (“CAO”) and Chief Compliance Officer (“CCO”), Granite Capital International Group, L.P. (an investment management firm) (1994-2011).	Independent Trustee, Gottex Trust (an open-end investment company with one portfolio) (2010-2016); Independent Manager, Ramius IDF fund complex (two closed-end investment companies) (2010-2015); Independent Trustee, Gottex Multi-Asset Endowment fund complex (three closed-end investment companies) (2010-2015); Independent Trustee, Gottex Multi-Alternatives fund complex (three closed-end investment companies) (2010-2015).

Snow Capital Family of Funds

Additional Information (Continued)

(Unaudited)

Interested Trustee and Officers

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Joseph C. Neuberger* 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1962	Chairperson and Trustee	Indefinite Term; Since August 22, 2001	30	President (2017-present); Chief Operating Officer (2016-present); Executive Vice President, U.S. Bancorp Fund Services, LLC (1994-2017).	USA MUTUALS (an open-end investment company with three portfolios); Trustee, Buffalo Funds (an open-end investment company with ten portfolios) (2003-2017).

John P. Buckel 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1957	President and Principal Executive Officer	Indefinite Term; Since January 24, 2013	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2004-present).	N/A

Jennifer A. Lima 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1974	Vice President, Treasurer and Principal Financial and Accounting Officer	Indefinite Term; Since January 24, 2013	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2002-present).	N/A

Snow Capital Family of Funds

Additional Information (Continued)

(Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Elizabeth B. Scalf 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1985	Chief Compliance Officer, Vice President and Anti-Money Laundering Officer	Indefinite Term; Since July 1, 2017	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC (February 2017-present); Vice President and Assistant CCO, Heartland Advisors, Inc. (December 2016-January 2017); Vice President and CCO, Heartland Group, Inc. (May 2016-November 2016); Vice President, CCO and Senior Legal Counsel (May 2016-November 2016), Assistant CCO and Senior Legal Counsel (January 2016-April 2016), Senior Legal and Compliance Counsel (2013-2015), Legal and Compliance Counsel (2011-2013), Heartland Advisors, Inc.	N/A

Adam W. Smith 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1981	Secretary	Indefinite Term; Since May 29, 2015	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2012-present).	N/A

Cullen O. Small 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1987	Assistant Treasurer	Indefinite Term; Since January 22, 2015	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2010-present).	N/A

Kelly A. Burns 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1987	Assistant Treasurer	Indefinite Term; Since April 23, 2015	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2011-present);	N/A

Melissa Aguinaga 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1987	Assistant Treasurer	Indefinite Term; Since July 1, 2015	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2010-present).	N/A

*	Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is a board member and an interested person of Quasar Distributors, LLC (the “Distributor”), the Funds’ principal underwriter.

A NOTE ON FORWARD LOOKING STATEMENTS

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Securities Litigation Reform Act of 1995. These include any Adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectus, other factors bearing on this report include the accuracy of the Adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the Adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

ADDITIONAL INFORMATION

The Funds have adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-877-SNOWFND (877 766-9363). A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Funds’ proxy voting record during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-877 SNOWFND (877-766-9363), or by accessing the SEC’s website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Funds file the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

HOUSEHOLDING

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Funds reasonably believe are from the same family or household. Once implemented, if you would like to discountinue householding for your accounts, please call toll-free at 1-877-SNOWFND (877-766-9363) to request individual copies of these documents. Once the Funds receive notice to stop householding, the Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

SNOW CAPITAL FAMILY OF FUNDS

Investment Adviser

Snow Capital Management L.P.

2000 Georgetowne Drive, Suite 200

Sewickley, Pennsylvania 15143

Legal Counsel

Godfrey & Kahn, S.C.

833 East Michigan Street, Suite 1800

Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

555 East Wells Street

Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant and Fund Administrator

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Custodian

U.S. Bank, N.A.

Custody Operations

1555 North RiverCenter Drive, Suite 302

Milwaukee, Wisconsin 53212

Distributor

Quasar Distributors, LLC

777 East Wisconsin Avenue

Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed on May 3, 2017.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 2/28/2018	FYE 2/28/2017
Audit Fees	$79,900	$77,200
Audit-Related Fees	0	0
Tax Fees	$16,200	$15,700
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche, LLP, applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 2/28/2018	FYE 2/28/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 2/28/2018	FYE 2/28/2017
Registrant	0	0
Registrant’s Investment Adviser	0	0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to previous Form N-CSR filed May 3, 2017.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Trust for Professional Managers

By (Signature and Title) *	/s/ John Buckel
John Buckel, President

Date: 5/1/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John Buckel
John Buckel, President

Date: 5/1/2018

By (Signature and Title)*	/s/ Jennifer Lima
Jennifer Lima, Treasurer

Date: 5/1/2018

*	Print the name and title of each signing officer under his or her signature.